UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08614

Brandes Investment Trust
(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 600
San Diego, CA 92130
(Address of principal executive offices) (Zip code)

Michael Glazer
Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071-3106
(Name and address of agent for service)

800-331-2979
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2014

Date of reporting period: September 30, 2014

Item 1. Reports to Stockholders.

INTERNATIONAL EQUITY FUND

GLOBAL EQUITY FUND

EMERGING MARKETS FUND

INTERNATIONAL
SMALL CAP EQUITY FUND

CORE PLUS FIXED INCOME FUND

CREDIT FOCUS YIELD FUND

ANNUAL REPORT

For the year ended
September 30, 2014

Brandes International Equity Fund

Dear Shareholder:

The Brandes International Equity Fund (Class I Shares) returned 5.61% during the 12 months ended September 30, 2014. For the same period, the Fund’s benchmark, the MSCI EAFE Index, rose 4.25%.

In this letter, we will discuss sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in its composition during the fiscal year. In addition, we will share insight into how the Fund is currently positioned for the future.

The Markets
The past 12 months marked an eventful period for international equity markets, with a number of geopolitical and macroeconomic concerns affecting investor sentiment.

In Europe, recent data on stagnating economic growth seemed to overshadow the European Central Bank’s suggested readiness to provide more aggressive stimulus to support the euro zone’s fragile recovery.  In addition, political tensions between Ukraine and Russia weighed on investor sentiment. Even though Russian equities rebounded in the second quarter of 2014, the escalation of the crisis brought investor fear anew.

The road was no less bumpy for other emerging markets. Following the downturn in mid-2013, the asset class had a major comeback in the second quarter of 2014, only to decline again in the third quarter. Worry over slowing economic growth persisted, while fears that the U.S. Federal Reserve was moving closer to raising interest rates again caused investor concern. Also putting pressure on market sentiment was the uncertainty over the pro-democracy protest in Hong Kong against the Chinese government.

The Fund
The Fund’s telecommunication services holdings made up the majority of the top 10 contributors to performance. France-based Orange, Telecom Italia, Japan’s NTT, Mexico’s America Movil and China Mobile performed well for the 12-month period, returning more than 25% each.

Additionally, the Fund benefited from its allocation to financial services, most notably Italy-based Intesa Sanpaolo and Dutch insurer AEGON. Also helping performance were U.K.-based pharmaceutical firm AstraZeneca and French multi utility SUEZ Environnement.

The Fund’s positions in food & staples retailing hurt returns during the period. Most of the Fund’s holdings in this industry are domiciled in the United Kingdom, where the food retailing landscape has been challenging. With economic conditions still difficult, discount retailers have been able to steal market share from traditional grocers such as Wm Morrison and Tesco. Nonetheless, we remain convinced that these companies represent attractive businesses with value in their

Brandes International Equity Fund

property portfolios, as well as in their non-core and international assets. Additionally, we are attracted to their capacity to improve cost structures.

Tesco, the leading food retailer in the United Kingdom and one of the largest retailers globally, saw its shares hit particularly hard this quarter after reports of further market-share slippage. In addition, the company issued a trading statement where it disclosed an overstatement of its expected profit for the first half of the year, primarily attributed to the accelerated recognition of commercial income and delayed accrual of costs. The company’s senior management, which was newly appointed from outside of Tesco, is leading the review. While most headlines have focused on domestic operations, we see substantial value in Tesco’s non-U.K. assets and in their real estate holdings. We are closely monitoring the unfolding situation to determine its potential impact on our estimate of Tesco’s intrinsic value.

From a country perspective, Italy and France helped returns meaningfully, driven mainly by our positions in Orange, Telecom Italia and Intesa Sanpaolo. Conversely, the Fund’s allocation to the United Kingdom weighed on performance, mostly due to the food & staples retailers discussed above.

During the period, the investment team divested the Fund’s positions in some of the aforementioned top performers, namely AstraZeneca, NTT and SUEZ Environnement, as their shares appreciated toward our estimates of their intrinsic values. The team also sold off a few of the Fund’s large allocations, including France-based multinational energy company Total, German automaker Daimler and Japanese photography and imaging company Fujifilm Holdings.

In our view, volatility in emerging markets over the last 12 months provided fertile ground for the patient investor seeking out-of-favor companies with attractive long-term prospects. The investment team took this opportunity to initiate positions in China Mobile, as well as Russia-based Gazprom and LukOil. Additionally, the team added two developed-market companies which have significant exposures to emerging markets, namely Hong Kong-based conglomerate First Pacific and Austria-based Erste Group Bank. First Pacific owns telecom, food product, and infrastructure businesses in the Philippines and Indonesia, while Erste Group Bank derives the majority of its profitability from Eastern Europe.

Outlook
The last 12 months have been marked by a rash of world events that seemed to have led to an elevated level of concern in equity markets globally. As one of the first firms to bring a global perspective to value investing, Brandes understands that while macroeconomic events should be considered, they affect each individual business differently. Our established global research infrastructure, including a deep bench of analysts with extensive knowledge about their specific industries, allows us to think and invest independently from the market consensus.

Brandes International Equity Fund

As always, thank you for your business and continued trust.

Sincerely yours,

The Brandes International Large-Cap Investment Committee
Brandes Investment Trust

Amelia Morris, CFA, Luiz Sauerbronn, Jeff Germain, CFA, Brent Woods, CFA, Shingo Omura, CFA

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests.  Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes International Equity Fund

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide
The MSCI EAFE (Europe, Australasia, Far East) Index with net dividends measures the equity market performance of developed markets in Europe, Australasia, and the Far East. One cannot invest directly in an index.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Brandes International Equity Fund is distributed by Quasar Distributors, LLC.

Brandes International Equity Fund

The following chart compares the value of a hypothetical $10,000 investment in the Brandes International Equity Fund – Class I from September 30, 2004 to September 30, 2014 and in the Morgan Stanley Capital International EAFE Index.

Value of $10,000 Investment vs Morgan Stanley Capital International
EAFE (Europe, Australasia and Far East) Index

	Average Annual Total Return
	Periods Ended September 30, 2014
	One	Five	Ten	Since
	Year	Years	Years	Inception(1)
Brandes International Equity Fund
Class A*	5.47%	5.10%	5.40%	8.61%
Class A* (with maximum sales charge)	-0.60%	3.87%	4.77%	8.25%
Class C*	4.64%	4.25%	4.57%	7.78%
Class E*	5.38%	5.13%	5.43%	8.64%
Class I	5.61%	5.26%	5.61%	8.85%
Morgan Stanley Capital International
EAFE Index	4.25%	6.56%	6.32%	4.92%

(1)	The inception date is January 2, 1997.
*
Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to October 6, 2008 for Class E shares reflects the performance of Class I shares adjusted to reflect Class E expenses.

Brandes International Equity Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
September 30, 2014

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Equity Fund

Dear Shareholder:

The Brandes Global Equity Fund (Class I Shares) returned 10.46% during the  12 months ended September 30, 2014. For the same period, the MSCI World Index rose 12.20%.

In this letter, we will review sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in its composition during the 2014 fiscal year. In addition, we will share insight into how the Fund is currently positioned for the future.

The Markets
Global equity markets moved higher in the period as positive themes seemed to outdo negative ones during much of the last 12 months. Continued investor confidence on the strength of the U.S. economy and a measured reduction of the Federal Reserve’s quantitative easing program contributed significantly to market optimism, as did a generally accommodative monetary policy in Europe and Japan.

A number of investor concerns somewhat tempered the markets’ rise. These included uncertainty over the Russia-Ukraine conflict and data on stagnating euro zone economic growth, which appeared to have offset the European Central Bank’s suggested readiness to provide more aggressive stimulus to support the region’s fragile recovery. In Japan, economic reports indicating sluggish growth contributed to sending markets lower in the period. Moreover, worries over slowing economic expansion in Latin America and China weighed on global markets in the first quarter of 2014.

The Fund
The Fund’s positive absolute performance during the fiscal year was driven mainly by investments in the United States, France and Italy, and especially in the telecommunication services and financials sectors. In each of these countries and sectors, we believe the benefits of individual stock selection show well, as Fund holdings generally fared better compared to those in the benchmark.

During the period, telecommunication services holdings performed strongly, and our allocation to the sector has been the largest contributor to absolute and relative returns. Holdings that did particularly well included: Telecom Italia and France’s Orange SA in the diversified telecommunication services industry; as well as Mexico’s America Movil, Brazil’s TIM Participacoes and China Mobile in the wireless telecommunication services industry.

In July, China Mobile formally announced a jointly established telecommunications tower company between China’s three state-owned wireless carriers (China Mobile, China Unicom, and China Telecom). The partnership was made to help reduce individual spending, allow for the companies to share

Brandes Global Equity Fund

infrastructure, and ultimately increase each carrier’s network coverage and quality. While industry watchers had already speculated on the transaction for months, China Mobile’s share price appreciated on the formal announcement.

America Movil announced — also in July — that it would begin to take measures to reduce its share in the Mexican telecommunications services market to below 50%. Possible measures include spinning off its cellular towers so that it can lease them at market rates, and divesting some of its assets on the east coast of Mexico. This asset disposal plan is popularly viewed as a pragmatic step for America Movil to appease the new regulator. The market seemed to welcome the news as it alleviated some of the uncertainty related to the new regulations in the Mexican telecommunication services sector, which had weighed on America Movil’s shares for several months. We believe the company is well-managed and has a strong competitive position in many markets with attractive, long-term growth prospects. Moreover, it also has a strong balance sheet and generates significant free cash flow.

The Fund’s significant exposure to the food & staples retailing industry was the most significant performance detractor in the period.  Most of the Fund’s holdings are domiciled in the United Kingdom, where the food retailing landscape has been challenging for the last few years. With economic conditions still difficult, discount retailers have been able to steal market share from traditional grocers such as Wm. Morrison, J. Sainsbury, and Tesco. Nonetheless, we remain convinced that these companies represent attractive businesses with additional value in their property portfolios, as well as in their non-core and international assets.

Tesco’s shares were hit particularly hard this quarter after reports of further market-share slippage. In addition, the company issued a trading statement where it disclosed an overstatement of its expected profit for the first half of the year, primarily attributed to the accelerated recognition of commercial income and delayed accrual of costs. The company’s senior management, which was newly appointed from outside of Tesco, is leading a review of the situation, which will be concluded by late October 2014. While most headlines have focused on domestic operations, we see substantial value in Tesco’s non-U.K. assets and in its real estate holdings. We are closely monitoring the unfolding situation to determine its potential impact on our estimate of Tesco’s intrinsic value.

As always, the Fund’s allocations are a result of our bottom-up stock selection process and not the result of top-down views on the relative attractiveness of specific sectors, industries or regions.

Among the decisions made during the period, we divested the Fund’s positions in a number of holdings, including: U.S.-based semiconductor firm Intel; France’s Total SA and Orange SA; U.K.-based pharmaceutical firm Astra Zeneca; Brazil’s Banco Santander Brasil; and Italy’s Intesa Sanpaolo.

Brandes Global Equity Fund

New buys during the period included China Mobile, Turkish bank Turkiye Garanti, and U.K.-based British Sky Broadcasting, HSBC Holdings, Tesco and Barclays.

Outlook
The Fund’s 2014 fiscal year was marked by a rash of world events that seemed to have led to an elevated level of concern in equity markets globally. As one of the first firms to bring a global perspective to value investing, Brandes understands that while macroeconomic events should be considered, they affect each individual business differently. Our established global research infrastructure, which includes a deep bench of analysts with extensive knowledge about their specific industries, allows us to think and invest independently from the market consensus.

As always, thank you for your business and continued trust.

Sincerely yours,

The Brandes Global Large-Cap Investment Committee
Brandes Investment Trust

Brent Fredberg, Kenneth Little, CFA, Brian Matthews, CFA, Ted Kim, CFA, James Brown, CFA

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed

Brandes Global Equity Fund

currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

Current and future portfolio holdings are subject to risk.

Free cash flow: Operating cash flow less capital expenditures

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P., in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide
The MSCI World Index with net dividends measures the equity market performance of developed markets.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Brandes Global Equity Fund is distributed by Quasar Distributors, LLC.

Brandes Global Equity Fund

The following chart compares the value of a hypothetical $10,000 investment in the Brandes Global Equity Fund – Class I from its inception (October 6, 2008) to September 30, 2014 and in the Morgan Stanley Capital International World Index.

Value of $10,000 Investment vs Morgan Stanley
Capital International World Index

	Average Annual Total Return
	Periods Ended September 30, 2014
	One	Three	Five	Since
	Year	Years	Years	Inception(1)
Brandes Global Equity Fund
Class A*	10.18%	16.92%	9.46%	8.98%
Class A* (with maximum sales charge)	3.83%	14.63%	8.17%	7.91%
Class C*	9.34%	16.06%	8.59%	8.12%
Class E	10.20%	16.91%	9.41%	8.99%
Class I	10.46%	17.21%	9.67%	9.20%
Morgan Stanley Capital
International World Index	12.20%	17.93%	10.86%	10.35%

(1)	The inception date is October 6, 2008.
*
Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses.  Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.

Brandes Global Equity Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
September 30, 2014

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Emerging Markets Fund

Dear Shareholder:

The Brandes Emerging Markets Fund (Class I Shares) returned 7.41% during the 12 months ended September 30, 2014. For the same period, the Fund’s benchmark, the MSCI Emerging Markets Index, rose 4.66%.

In this letter, we will discuss sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition during the past year. In addition, we will share insight into how the Fund is currently positioned for the future.

The Markets
The last 12 months provided a good example of how volatility is nothing unusual for the emerging-market asset class. Worry over slowing economic growth persisted, while a number of major political events in some emerging countries added to investor concerns. These included the civil unrest in Turkey that started in mid-2013, the ongoing tensions between Russia and Ukraine, and the pro-democracy protest in Hong Kong against the Chinese government.

Moreover, speculation about the U.S. Federal Reserve’s timing for reducing its quantitative easing program also affected market sentiment. In the second quarter of 2014, investors seemed to warm up to emerging markets after the fragile five (Brazil, South Africa, India, Indonesia and Turkey) undertook economic reforms which included interest-rate increases. However, the asset class declined again in the third quarter as fears that the Fed was moving closer to raising interest rates caused investor concern about a potential repeat of last year’s sell-off.

Despite these factors, the MSCI Emerging Markets Index recorded gains for the 12-month period.

The Fund
The Fund’s allocation to materials represented the strongest contributor to both absolute and relative performance as India-based agrochemical company UPL Limited delivered a stellar return of 140% over the last 12 months. Also aiding performance were several holdings in consumer staples, most notably Egypt’s Eastern Tobacco and South Korea’s beverage company Lotte Chilsung.

From a country perspective, the Fund benefited most from its positions in India. Aside from UPL Limited, conglomerate Reliance Infrastructure, Indian Oil and Tata Chemicals performed well during the period, returning over 60% each.

The Fund’s allocation to information technology detracted from performance, mainly due to our underweights in the internet software & services and semiconductors & semiconductor equipment industries. Additionally, some of the Fund’s positions in consumer discretionary hurt returns, including Chinese down apparel manufacturer Bosideng and Hong Kong’s specialty retailer Luk Fook Holdings.

Brandes Emerging Markets Fund

Amid the geopolitical tensions between Russia and Ukraine, it is not surprising that our Russian holdings weighed on performance. These included Sberbank, LukOil, Gazprom and TCS Group, a retail bank which is domiciled in Cyprus but conducts the majority of its business in Russia. We are monitoring the situation closely and have maintained our holdings in Russia.

During the period, the investment team exited the Fund’s positions in a number of companies as their shares appreciated toward our estimates of their intrinsic values. Sold-off positions included Eastern Tobacco, Chinese logistics company Sinotrans, Singapore-based electronic manufacturing services company Flextronics and petrochemical company Saudi Basic Industries.

Exemplifying the Fund’s flexible approach, the team initiated positions in companies that are domiciled in “off-index” countries, such as Panamanian Copa Holdings, Hong Kong-based Lifestyle International Holding, as well as Standard Chartered and ITE Group (ITE), both headquartered in the United Kingdom.

ITE, the sixth-largest exhibition organizer in the world by revenue and the third-largest in emerging markets, is essentially a Russian company with over 65% of operating profit coming from Russia and another 20% from its operations in Central Asia and Caucasus (e.g., Kazakhstan, Uzbekistan).

ITE’s business model is “asset light” with very little fixed assets. The company’s real asset value comes in intangible and intellectual form (i.e., the brands of its trade shows, logistics expertise in running large events in emerging markets, relationships with key event venue stakeholders). These assets are difficult to expropriate, which we see as an advantage, especially in times of crisis, such as the ongoing conflict in Russia.

Pursuant to its asset-light business model, ITE’s cost structure is largely variable in nature. Exhibition space and marketing can quickly be scaled back as needed, and the company has adequate lead time (about six to nine months) in terms of bookings and deposits for each event. ITE’s profit margins have been fairly stable, and because of the low capital expenditures, the operations are free-cash-flow generative, leading to strong returns on invested capital and a solid balance sheet.

Obvious key risks associated with the investment in ITE include the company’s direct economic exposure to Russia and Ukraine, as well as foreign-exchange fluctuations, not only in relation to the Russian ruble but also to other currencies of emerging countries in which ITE operates. In addition, the company intends to grow its business, especially among emerging markets in Asia, through acquisitions, which may pose a risk for capital misallocation.

Measuring these risks against ITE’s current share price, which has been negatively affected by the Russia-Ukraine crisis escalation, we believe the investment offers an attractive risk/reward tradeoff.

Brandes Emerging Markets Fund

Outlook
The number of events — and the gravity of some of them — evolving in emerging markets seemed to have led many short-term oriented investors and speculators to take on a risk on, risk off approach to emerging-market stocks. This can be seen in the market sentiment swings toward the asset class just over the last several months.

As long-time investors in emerging markets, however, we understand that while macroeconomic events need to be considered, they affect each emerging-market company differently. Our established global research infrastructure, which encompasses a team of analysts with extensive knowledge about their specific industries, allows us to think and invest independently from the market consensus.

As always, thank you for your business and continued trust.

Sincerely yours,

The Brandes Emerging Markets Investment Committee
Brandes Investment Trust

Gerardo Zamorano, CFA, Christopher Garrett, CFA, Louis Lau, CFA, Douglas Edman, CFA, Greg Rippel, CFA

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial

Brandes Emerging Markets Fund

fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Free cash flow: The cash that a company is able to generate after laying out the money required to maintain or expand its asset base; calculated as operating cash flow minus capital expenditures.

Return on invested capital: Net income minus dividends divided by total capital; used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

Index Guide
The MSCI Emerging Markets Index with gross dividends measures equity market performance of emerging markets. One cannot invest directly in an index.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Brandes Emerging Markets Fund is distributed by Quasar Distributors, LLC.

Brandes Emerging Markets Fund

The following chart compares the value of a hypothetical $10,000 investment in the Brandes Emerging Markets Fund – Class I from September 30, 2004 to September 30, 2014 and in the Morgan Stanley Emerging Markets Index.

Value of $10,000 Investment vs Morgan Stanley
Capital Emerging Markets Index

	Average Annual Total Return
	Periods Ended September 30, 2014**
	One	Five	Ten	Since
	Year	Years	Years	Inception(1)
Brandes Emerging Markets Fund
Class A	7.09%	7.13%	11.56%	8.84%
Class A (with maximum sales charge)	0.94%	5.87%	10.90%	8.49%
Class C*	6.38%	6.35%	10.71%	8.03%
Class I	7.41%	7.39%	11.80%	9.11%
Morgan Stanley Capital International
Emerging Markets Index	4.66%	4.76%	11.03%	7.06%

(1)	The inception date is August 20, 1996.
*	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.
**
Prior to January 31, 2011, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Emerging Markets Fund. The performance information shown for the Class I shares for periods before January 31, 2011 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 31, 2011 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Brandes Emerging Markets Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
September 30, 2014

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes International Small Cap Equity Fund

Dear Shareholder:

The Brandes International Small Cap Equity Fund (Class I Shares) returned 8.67% during the 12 months ended September 30, 2014. For the same period, the Fund’s benchmark, the S&P Developed Ex-U.S. SmallCap Index, rose 4.86%.

In this letter, we will review sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in its composition during the past year. In addition, we will share insight into how the Fund is currently positioned for the future.

The Markets
The past 12 months marked an eventful period for international equity markets, with a number of geopolitical and macroeconomic concerns affecting investor sentiment.

In Europe, recent data on stagnating economic growth seemed to overshadow the European Central Bank’s suggested readiness to provide more aggressive stimulus to support the euro zone’s fragile recovery.  In addition, political tensions between Ukraine and Russia weighed on investor sentiment. Even though Russian equities rebounded in the second quarter of 2014, the escalation of the crisis brought investor fear anew.

The road was no less bumpy for other emerging markets. Following the downturn in mid-2013, the asset class had a major comeback in the second quarter of 2014, only to decline again in the third quarter. Worry over slowing economic growth persisted, while fears that the U.S. Federal Reserve was moving closer to raising interest rates again caused investor concern. Also putting pressure on market sentiment was the uncertainty over the pro-democracy protest in Hong Kong against the Chinese government.

Amid this background, international small-cap equities, as represented by the S&P Developed Ex-U.S. SmallCap Index, recorded gains for the 12-month period ended September 30, 2014.

The Fund
Our overweight to and stock selection within utilities contributed most to outperformance. Notable contributors in this sector included electric utilities India-based Reliance Infrastructure, Brazil’s Copel and First Philippine Holdings.

Also helping performance was the Fund’s allocation to materials, where positive returns were driven by Europe-based interrelated cement companies Italcementi, Ciments Francais and Italmobiliare. Besides holdings in utilities and materials, other positive contributors included Egypt’s Eastern Tobacco, Canadian Sierra Wireless, India-based battery maker Exide Industries and Brazilian Marfrig Global Foods.

Brandes International Small Cap Equity Fund

Main performance detractors included several of the Fund’s consumer discretionary holdings, most notably British multiline retailer Debenhams, Belgium-based distributor D’Ieteren and Canadian mini-conglomerate Dorel Industries. Estate agent LSL Property Services and household product company McBride, both based in the United Kingdom, as well as Switzerland’s Micronas Semiconductor also hurt returns during the 12-month period.

There were a number of new additions to the Fund during the period, including real-estate investment trust Macquarie Mexican REIT, Japanese power tool manufacturer Hitachi Koki and U.K.-based telecommunications testing company Spirent Communications.

In addition to these purchases, other major fund activity included the divestments of Ciment Francais, Sierra Wireless, Switzerland’s Panalpina World Transport, and South Korean beverage company Lotte Chilsung. Furthermore, the investment team took the opportunity of Dorel Industries’ share-price decline in recent months to increase the Fund’s allocation to the company.

Based in Canada, Dorel Industries (Dorel) is a consumer product conglomerate operating in three product segments: juvenile, home furnishings and leisure. Dorel’s brands — which include Schwinn and Cannondale bicycles, as well as Cosco and Safety 1st baby gears — enjoy a good market share in their respective categories.

The company has faced some challenges recently related to the tepid economic recovery in North America and Europe, which together account for about 90% of sales. In addition, increased competition in the juvenile product segment has resulted in reduced market share for the company. The situation worsened for Dorel after its Chinese product suppliers decided to compete against the company by selling their own branded products.  To address these challenges, Dorel is taking measures to restructure its business, including acquiring a Chinese juvenile product manufacturer.

Aside from the operational issues, the company increased its financial leverage with recent acquisitions and has a poor corporate governance structure with dual-class shares that serves to concentrate voting power with the controlling family. Despite these challenges and risks, we believe Dorel’s positive cash-flow generation, its established branded-product portfolio and, most importantly, its share price combine to present an attractive investment case for the patient investor.

Outlook
The past year has been an overall positive period for international small-cap equities, although much of the asset class’ strong performance earlier in the period was offset by the decline during the third quarter of 2014.

Brandes International Small Cap Equity Fund

A rash of world events over the last few months seemed to have led to an elevated level of concern in equity markets globally. As one of the first firms to bring a global perspective to value investing, Brandes understands that while macroeconomic events should be considered, they affect each individual business differently. Our established global research infrastructure, which encompasses a team of analysts with extensive knowledge about their specific industries, allows us to think and invest independently from the market consensus.

As always, thank you for your business and continued trust.

Sincerely yours,

The Brandes Small-Cap Investment Committee
Brandes Investment Trust

Mark Costa, CFA, Robert Gallagher, CFA, Yingbin Chen, CFA, Ralph Birchmeier, CFA, Luiz Sauerbronn

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments

Brandes International Small Cap Equity Fund

in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide
The S&P Developed Ex-U.S. SmallCap Index with gross dividends measures the equity performance of small capitalization companies from developed markets around the world, excluding the United States. Please note that all indices are unmanaged and are not available for direct investment.

The Brandes International Small Cap Equity Fund is distributed by Quasar Distributors, LLC.

Brandes International Small Cap Equity Fund

The following chart compares the value of a hypothetical $10,000 investment in the Brandes International Small Cap Fund – Class I from September 30, 2004 to September 30, 2014 and in the S&P Developed Small Cap – Excluding U.S. Index (“S&P Developed Small Cap – Ex. U.S. Index”) for the same period.

Value of $10,000 Investment vs S&P Developed
Small Cap – Ex. U.S. Index

	Average Annual Total Return
	Periods Ended September 30, 2014**
	One	Five	Ten	Since
	Year	Years	Years	Inception(1)
Brandes International Small Cap Fund
Class A	8.36%	13.29%	9.05%	10.63%
Class A (with maximum sales charge)	2.13%	11.96%	8.40%	10.27%
Class C*	7.60%	12.45%	8.23%	9.80%
Class I	8.67%	13.56%	9.31%	10.90%
S&P Developed Small Cap –
Ex. U.S. Index	4.86%	9.17%	8.78%	7.08%

(1)	The inception date is August 19, 1996.
*	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.
**
Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes International Small Cap Fund.  The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The

Brandes International Small Cap Equity Fund

private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
September 30, 2014

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Core Plus Fixed Income Fund

Dear Shareholder:

The Brandes Core Plus Fixed Income Fund (Class I Shares) gained 4.10% during the 12 months ended September 30, 2014, while its benchmark, the Barclays U.S. Aggregate Bond Index, returned 3.96%.

In this letter, we will examine the sector- and security-specific factors that affected the Fund’s performance. We will also review changes in the Fund’s composition during the fiscal year and how the Fund is positioned for the future.

The Markets
Fixed-income markets maintained their upward trajectory for the most part of the last 12 months amid a number of positive themes that helped drive returns in all taxable bond sectors. These included 1) continued easy monetary policy globally, especially in the United States; 2) strength of the U.S. economy, which has outperformed its developed-country peers; and 3) low volatility for much of the period.

In February, the Board of Governors of the Federal Reserve System welcomed Janet Yellen as its 15th Chair, taking over the helm from Ben Bernanke to begin her four-year term in arguably the world’s most influential central bank. Ms. Yellen leads the Fed in determining the direction of U.S. monetary policy, pursuing three objectives: inflation control, full employment and stable economic growth. Capital markets had a generally positive reaction to the new Fed leader amid expectations that she would adhere to Mr. Bernanke’s blueprint on tapering the Fed’s quantitative-easing program as the U.S. economy gains further steam.

Toward the close of the Fund’s fiscal year, the fixed-income markets experienced mini bouts of volatility, leading to negative returns for many taxable fixed-income asset classes in the third quarter of 2014. Treasury rates continued their largely unexpected downward path at the beginning of the quarter — with the 10-year U.S. Treasury touching a 2014 year-to-date low of 2.34% in late August. The persistent strength of U.S. Treasuries thus far in 2014 appeared to be fueled by Fed policy. While the central bank has been gradually unwinding the past several years’ easy monetary policy, it remains highly accommodative and historically unprecedented.

During much of the 12-month period, geopolitical concerns weighed on investor sentiment. In the second quarter of 2014, the market was focused on the Russian annexation of Crimea, while in the third quarter the focus was on the escalation of violence from the Islamic State.

Brandes Core Plus Fixed Income Fund

The Fund
The Fund’s positive absolute performance during the fiscal year was led primarily by holdings in floating rate securities backed by pools of private student loans. Electric utilities were also a strong contributor to performance during the period.

The largest detractor from performance was the duration positioning of the Fund. We have biased the Fund within our range for higher interest rates in the long term by maintaining a relatively shorter duration in the range of 80-85% of the benchmark. This positioning detracted from performance as the 10-year U.S. Treasury rate dropped by approximately 0.15% during the trailing 12 months.

During the third quarter, the Fund initiated a new position in Cloud Peak Energy (6.375% coupon rate, maturing in March 2024 and a rating of B1/BB-). Cloud Peak Energy is a pure play coal miner. It is the lowest-cost player in the lowest cost-mining region in the world — the Powder River Basin, located in southeast Montana and northeast Wyoming. Coal mining is a highly cyclical industry, and producers have high fixed costs. Additionally, the coal industry is facing significant structural headwinds and powerful negative sentiment, owing to coal’s status as dirty energy. U.S. coal demand has been largely stagnant due to a combination of low natural gas prices and much stricter emission regulations. What we find attractive about Cloud Peak Energy is that the company’s ardent focus on cost control should enable the company to generate positive cash flows through the volatile demand and pricing cycles. The quality of the mining assets at Cloud Peak Energy also supports strong asset coverage, in our view. Finally, coal miners operating in the Powder River Basin continue to take market share from operators in the Appalachians, where the extraction costs are much higher.

In the second quarter, we added to existing holdings in Masco Corp. (rated Ba3/BBB-). Masco manufactures a number of home-improvement and building products, including faucets, cabinets, architectural coatings and windows, and is one of the largest installers of insulation for new-home construction. Masco posted steady improvement in sales and EBITDA in 2013 consistent with improvement in the housing market. Additionally, the company continues to chip away at reducing its debt load. We added to our existing holding in a 2016 maturity. We believe Masco is an improving credit with an attractive yield in the front-end of the yield curve.

During the fiscal year, another transaction of note was the swap of our holding in Sappi Papier 7.75% 7/15/17 (rated Ba2/BB) into a longer maturity Sappi Papier 6.625% 4/15/21(Ba2/BB). Sappi is a South African based company that is one of the global market leaders in paper. It is geographically diversified with 59% of sales in Europe, 23% in North America and 18% in South Africa. It is also a low cost leader

Brandes Core Plus Fixed Income Fund

in the industry. More recently Sappi has undertaken a large capital expenditure program to convert two plants (one in North America and one in South Africa) to produce chemical cellulose. Chemical cellulose is a dissolving wood pulp that is in a wide range of consumer products from food to packaging, but in particular it is used as a fiber in clothing and textiles. With the recent plant conversions, Sappi has become the largest chemical cellulose producer in the world.

We made our initial investment in Sappi in September 2013 as we viewed the company’s large capital expenditure program as a long-term positive. However, at that time, the company’s EBITDA was lower, free cash flow was negative and liquidity was stressed. Since our initial investment, the two plant conversions are now completed and fully operational, and we have seen Sappi return to positive free cash flow – allowing the company to pay down debt and improve leverage ratios. Similar to our investment in the 2017 maturity (mentioned above), we purchased first lien notes, which are secured by the company’s physical plant assets from several facilities worldwide. While we expect that credit metrics are at an inflection point and should continue to improve, the asset coverage provided by the first lien structure, we believe, gives us protection in the event that liquidity or credit metrics become further stressed. The transaction allowed us to move into a lower-priced issue and also pick up additional yield.

Outlook
We are as cautious today on the market as we have been over the last decade. Corporate credit spreads continue to grind tighter as many investors gravitate to any instrument offering an attractive yield. Balance sheets remain in good shape, but we are seeing signs that aggregate credit quality may have peaked and more companies are actively considering or implementing shareholder enhancement actions that are often detrimental to underlying credit quality. Agency mortgage-backed security spreads also remain tight. Even with the tapering program, the Fed is buying virtually all of the net new supply — creating a strong supply/demand imbalance in that market.

Due to these concerns, we have positioned the Fund defensively. The duration of the Fund is near the bottom end of our duration range as we anticipate higher interest rates over the longer term. Our high-yield weighting is at the lowest level it has been in 10 years. Within the corporate bonds we hold, we have favored shorter to intermediate maturities. Finally, the securities that we have added recently fit the theme of offering, in our view, an attractive yield for strong asset coverage and steady and predictable cash flows.

As a nimble manager, Brandes can take advantage of market dynamics and volatility to find potentially mispriced bonds, buying them at a discount to our estimates of their true worth. Importantly, amid constantly evolving and complex

Brandes Core Plus Fixed Income Fund

markets, look to Brandes to consistently employ a straightforward, transparent and focused approach to pursuing value on your behalf.

Sincerely yours,

The Brandes Fixed Income Investment Committee
Brandes Investment Trust

Timothy Doyle, CFA, Chuck Gramling, CFA, David Gilson, CFA

Duration: The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

EBITDA: Earnings before interest, taxes, depreciation and amortization

Free Cash Flow: Operating cash flow less capital expenditures

Source for bond ratings: Moody’s and Standard & Poor’s. Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s.  The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion.  Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Yield: Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. As with most fixed income funds, the income on and value of your shares in the Fund will fluctuate along with interest rates.

Brandes Core Plus Fixed Income Fund

When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies may experience substantial fluctuations or steady devaluation relative to the U.S. dollar. Mortgage-related securities are subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, when holding mortgage-related securities in a period of rising interest rates, a Fund may exhibit additional volatility. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because it will have to reinvest that money at the lower prevailing interest rates.

Please refer to the Schedule of Investments in the report for complete holdings information.  Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses.  In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Brandes Core Plus Fixed Income Fund

Index Guide
The Barclays U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976. The index is a total return index which reflects the price changes and interest of each bond in the index.

Please note that all indices are unmanaged are not available for direct investment.

The Brandes Core Plus Fixed Income Fund is distributed by Quasar Distributors, LLC.

Brandes Core Plus Fixed Income Fund

The following chart compares the value of a hypothetical $10,000 investment in the Brandes Core Plus Fixed Income Fund – Class I from its inception (December 28, 2007) to September 30, 2014 and in the Barclays Capital U.S. Aggregate Index.

Value of $10,000 Investment vs Barclays Capital
U.S. Aggregate Index

	Average Annual Total Return
	Periods Ended September 30, 2014
	One	Three	Five	Since
	Year	Years	Years	Inception(1)
Brandes Core Plus Fixed Income Fund
Class A*	3.52%	4.47%	6.07%	4.29%
Class A* (with maximum sales charge)	-0.40%	3.17%	5.26%	3.70%
Class E*	3.86%	4.77%	6.24%	4.43%
Class I	4.10%	4.95%	6.45%	4.61%
Barclays Capital U.S. Aggregate Index	3.96%	2.43%	4.12%	4.72%

(1)	The inception date is December 28, 2007.
*
Performance shown prior to January 31, 2013 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to May 28, 2008 for Class E shares reflects the performance of Class I shares adjusted to reflect Class E expenses.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Core Plus Fixed Income Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
September 30, 2014

 The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Credit Focus Yield Fund

Dear Shareholder:

The Brandes Credit Focus Yield Fund (Class I Shares) gained 3.20% during the 12 months ended September 30, 2014, while its benchmark, the Barclays U.S. Intermediate Credit Bond Index, returned 4.04%.

In this letter, we will examine the sector- and security-specific factors that affected the Fund’s performance.  We will also review changes in the Fund’s composition during the fiscal year and how the Fund is positioned for the future.

The Markets
Fixed-income markets maintained their upward trajectory for the most part of the last 12 months amid a number of positive themes that helped drive returns in all taxable bond sectors. These included 1) continued easy monetary policy globally, especially in the United States; 2) strength of the U.S. economy, which has outperformed its developed-country peers; and 3) low volatility for much of the period.

In February, the Board of Governors of the Federal Reserve System welcomed Janet Yellen as its 15th Chair, taking over the helm from Ben Bernanke to begin her four-year term in arguably the world’s most influential central bank. Ms. Yellen leads the Fed in determining the direction of U.S. monetary policy, pursuing three objectives: inflation control, full employment and stable economic growth. Capital markets had a generally positive reaction to the new Fed leader amid expectations that she would adhere to Mr. Bernanke’s blueprint on tapering the Fed’s quantitative-easing program as the U.S. economy gains further steam.

Toward the close of the Fund’s fiscal year, the fixed-income markets experienced mini bouts of volatility, leading to negative returns for many taxable fixed-income asset classes in the third quarter of 2014. Treasury rates continued their largely unexpected downward path at the beginning of the quarter — with the 10-year U.S. Treasury touching a 2014 year-to-date low of 2.34% in late August. The persistent strength of U.S. Treasuries thus far in 2014 appeared to be fueled by Fed policy. While the central bank has been gradually unwinding the past several years’ easy monetary policy, it remains highly accommodative and historically unprecedented.

During much of the 12-month period, geopolitical concerns weighed on investor sentiment. In the second quarter of 2014, the market was focused on the Russian annexation of Crimea, while in the third quarter the focus was on the escalation of violence from the Islamic State.

Brandes Credit Focus Yield Fund

The Fund
The Fund’s positive absolute performance during the fiscal year was led primarily by holdings in floating rate securities backed by pools of private student loans. Electric utilities were also strong contributors to performance during the period.

The largest detractor from performance was the duration positioning of the Fund. We have biased the Fund within our range for higher interest rates in the long term by maintaining a relatively shorter duration in the range of 80-85% of the benchmark. This positioning detracted from performance as the 10-year U.S. Treasury rate dropped by approximately 0.15% during the trailing 12 months.

During the third quarter, the Fund initiated a new position in Cloud Peak Energy (6.375% coupon rate, maturing in March 2024 and a rating of B1/BB-). Cloud Peak Energy is a pure play coal miner. It is the lowest-cost player in the lowest cost-mining region in the world — the Powder River Basin, located in southeast Montana and northeast Wyoming. Coal mining is a highly cyclical industry, and producers have high fixed costs. Additionally, the coal industry is facing significant structural headwinds and powerful negative sentiment, owing to coal’s status as dirty energy. U.S. coal demand has been largely stagnant due to a combination of low natural gas prices and much stricter emission regulations. What we find attractive about Cloud Peak Energy is that the company’s ardent focus on cost control should enable the company to generate positive cash flows through the volatile demand and pricing cycles. The quality of the mining assets at Cloud Peak Energy also supports strong asset coverage, in our view. Finally, coal miners operating in the Powder River Basin continue to take market share from operators in the Appalachians, where the extraction costs are much higher.

In the second quarter, we added to existing holdings in Masco Corp. (rated Ba3/BBB-). Masco manufactures a number of home-improvement and building products, including faucets, cabinets, architectural coatings and windows, and is one of the largest installers of insulation for new-home construction. Masco posted steady improvement in sales and EBITDA in 2013 consistent with improvement in the housing market. Additionally, the company continues to chip away at reducing its debt load. We added to our existing holding in a 2016 maturity. We believe Masco is an improving credit with an attractive yield in the front-end of the yield curve.

During the fiscal year, another transaction of note was the swap of our holding in Sappi Papier 7.75% 7/15/17 (rated Ba2/BB) into a longer maturity Sappi Papier 6.625% 4/15/21(Ba2/BB). Sappi is a South African based company that is one of the global market leaders in paper. It is geographically diversified with 59% of sales in Europe, 23% in North America and 18% in South Africa. It is also a low cost leader

Brandes Credit Focus Yield Fund

in the industry. More recently Sappi has undertaken a large capital expenditure program to convert two plants (one in North America and one in South Africa) to produce chemical cellulose. Chemical cellulose is a dissolving wood pulp that is in a wide range of consumer products from food to packaging, but in particular it is used as a fiber in clothing and textiles. With the recent plant conversions, Sappi has become the largest chemical cellulose producer in the world.

We made our initial investment in Sappi in September 2013 as we viewed the company’s large capital expenditure program as a long-term positive. However, at that time, the company’s EBITDA was lower, free cash flow was negative and liquidity was stressed. Since our initial investment, the two plant conversions are now completed and fully operational, and we have seen Sappi return to positive free cash flow – allowing the company to pay down debt and improve leverage ratios. Similar to our investment in the 2017 maturity (mentioned above), we purchased first lien notes, which are secured by the company’s physical plant assets from several facilities worldwide. While we expect that credit metrics are at an inflection point and should continue to improve, the asset coverage provided by the first lien structure, we believe, gives us protection in the event that liquidity or credit metrics become further stressed. The transaction allowed us to move into a lower-priced issue and also pick up additional yield.

Outlook
We are as cautious today on the market as we have been over the last decade. Corporate credit spreads continue to grind tighter as many investors gravitate to any instrument offering an attractive yield. Balance sheets remain in good shape, but we are seeing signs that aggregate credit quality may have peaked and more companies are actively considering or implementing shareholder enhancement actions that are often detrimental to underlying credit quality. Agency mortgage-backed security spreads also remain tight. Even with the tapering program, the Fed is buying virtually all of the net new supply — creating a strong supply/demand imbalance in that market.

Due to these concerns, we have positioned the Fund defensively. The duration of the Fund is near the bottom end of our duration range as we anticipate higher interest rates over the longer term. Our high-yield weighting is at the lowest level it has been in 10 years. Within the corporate bonds we hold, we have favored shorter to intermediate maturities. Finally, the securities that we have added recently fit the theme of offering, in our view, an attractive yield for strong asset coverage and steady and predictable cash flows.

As a nimble manager, Brandes can take advantage of market dynamics and volatility to find potentially mispriced bonds, buying them at a discount to our

Brandes Credit Focus Yield Fund

estimates of their true worth. Importantly, amid constantly evolving and complex markets, look to Brandes to consistently employ a straightforward, transparent and focused approach to pursuing value on your behalf.

Sincerely yours,

The Brandes Fixed Income Investment Committee
Brandes Investment Trust

Timothy Doyle, CFA, Chuck Gramling, CFA, David Gilson, CFA

Duration: The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

EBITDA: Earnings before interest, taxes, depreciation and amortization

Free Cash Flow: Operating cash flow less capital expenditures

Source for bond ratings: Moody’s and Standard & Poor’s. Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s.  The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion.  Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Yield: Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. As with most fixed income funds, the income on and

Brandes Credit Focus Yield Fund

value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies may experience substantial fluctuations or steady devaluation relative to the U.S. dollar. Mortgage-related securities are subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, when holding mortgage-related securities in a period of rising interest rates, a Fund may exhibit additional volatility. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because it will have to reinvest that money at the lower prevailing interest rates.

Please refer to the Schedule of Investments in the report for complete holdings information.  Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses.  In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Brandes Credit Focus Yield Fund

Must be preceded or accompanied by a prospectus.

Index Guide
The Barclays U.S. Intermediate Credit Bond Index is an unmanaged index consisting of U.S. dollar-denominated, publicly issued, fixed-rate corporate securities. The index includes securities in the intermediate maturity range of the U.S. Credit Index. The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The index is a total return index which reflects the price changes and interest of each bond in the index.

One cannot invest directly in an index.

Please note that all indices are unmanaged are not available for direct investment.

The Brandes Credit Focus Yield Fund is distributed by Quasar Distributors, LLC.

Brandes Credit Focus Yield Fund

The following chart compares the value of a hypothetical $10,000 investment in the Brandes Credit Focus Yield Fund – Class I from September 30, 2004 to September 30, 2014 as compared with the Barclays Capital U.S. Intermediate Credit Index.

Value of $10,000 Investment vs Barclays Capital
U.S. Intermediate Credit Index

	Average Annual Total Return
	Periods Ended September 30, 2014**
	One	Five	Ten	Since
	Year	Years	Years	Inception(1)
Brandes Credit Focus Yield Fund
Class A*	2.94%	6.74%	4.51%	5.92%
Class A* (with maximum sales charge)	-0.96%	5.92%	4.11%	5.64%
Class I	3.20%	7.04%	4.80%	6.20%
Barclays Capital U.S. Intermediate
Credit Index	4.04%	5.17%	4.88%	6.00%

(1)	The inception date is June 29, 2000.
*	Performance shown prior to March 1, 2012 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses.
**
Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Credit Focus Yield Fund. The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Brandes Credit Focus Yield Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
September 30, 2014

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Investment Trust

Expense Example (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 to September 30, 2014 (the “Period”).

Actual Expenses
This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from each Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Class A
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$ 976.70	1.19%	$5.90
Global Equity Fund	$1,000.00	$1,006.90	1.25%	$6.29
Emerging Markets Fund	$1,000.00	$1,045.10	1.37%	$7.02
International Small Cap Fund	$1,000.00	$ 983.80	1.40%	$6.96
Core Plus Fixed Income Fund	$1,000.00	$1,012.90	0.70%	$3.53
Credit Focus Yield Fund	$1,000.00	$1,007.80	0.95%	$4.78

	Class C
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$ 972.50	1.93%	$9.54
Global Equity Fund	$1,000.00	$1,003.20	2.00%	$10.04
Emerging Markets Fund	$1,000.00	$1,041.90	2.12%	$10.85
International Small Cap Fund	$1,000.00	$ 980.20	2.14%	$10.62

Brandes Investment Trust

	Class E
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$ 976.00	1.19%	$5.89
Global Equity Fund	$1,000.00	$1,007.00	1.25%	$6.29
Core Plus Fixed Income Fund	$1,000.00	$1,014.10	0.70%	$3.53

	Class I
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$ 977.00	1.00%	$4.96
Global Equity Fund	$1,000.00	$1,008.20	1.00%	$5.03
Emerging Markets Fund	$1,000.00	$1,047.30	1.12%	$5.75
International Small Cap Fund	$1,000.00	$ 984.90	1.15%	$5.72
Core Plus Fixed Income Fund	$1,000.00	$1,015.10	0.50%	$2.53
Credit Focus Yield Fund	$1,000.00	$1,009.10	0.70%	$3.53

Hypothetical Example for Comparison Purposes
This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Brandes Investment Trust

	Class A
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,019.10	1.19%	$6.02
Global Equity Fund	$1,000.00	$1,018.80	1.25%	$6.33
Emerging Markets Fund	$1,000.00	$1,018.20	1.37%	$6.93
International Small Cap Fund	$1,000.00	$1,018.05	1.40%	$7.08
Core Plus Fixed Income Fund	$1,000.00	$1,021.56	0.70%	$3.55
Credit Focus Yield Fund	$1,000.00	$1,020.31	0.95%	$4.81

	Class C
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,015.39	1.93%	$9.75
Global Equity Fund	$1,000.00	$1,015.04	2.00%	$10.10
Emerging Markets Fund	$1,000.00	$1,014.44	2.12%	$10.71
International Small Cap Fund	$1,000.00	$1,014.34	2.14%	$10.81

	Class E
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,019.10	1.19%	$6.02
Global Equity Fund	$1,000.00	$1,018.80	1.25%	$6.33
Core Plus Fixed Income Fund	$1,000.00	$1,021.56	0.70%	$3.55

	Class I
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,020.05	1.00%	$5.06
Global Equity Fund	$1,000.00	$1,020.05	1.00%	$5.06
Emerging Markets Fund	$1,000.00	$1,019.45	1.12%	$5.67
International Small Cap Fund	$1,000.00	$1,019.30	1.15%	$5.82
Core Plus Fixed Income Fund	$1,000.00	$1,022.56	0.50%	$2.54
Credit Focus Yield Fund	$1,000.00	$1,021.56	0.70%	$3.55

*	Expenses are equal to the Funds’ expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2014

Shares		Value
COMMON STOCKS – 90.14%
Austria – 1.21%
289,280	Erste Group
	Bank AG	$6,605,021
Brazil – 3.38%
667,800	Banco Santander
	Brasil SA – ADR	4,367,412
1,223,030	Centrais Electricas
	Brasileiras SA – ADR	3,302,181
176,180	Embraer SA – ADR	6,909,779
148,934	Tim Participacoes
	SA – ADR	3,902,071
		18,481,443
China – 1.45%
680,000	China Mobile Ltd.	7,957,699
France – 10.95%
263,064	Carrefour SA	8,124,636
182,012	Compagnie
	De Saint – Gobain	8,316,445
621,357	GDF Suez	15,584,003
561,187	Orange SA	8,374,420
104,800	Renault SA	7,581,239
105,935	Sanofi	11,978,204
		59,958,947
Germany – 0.76%
276,000	Deutsche Telekom AG	4,177,711
Hong Kong – 1.19%
6,276,000	First Pacific Co. Ltd.	6,509,769
Ireland – 3.09%
376,538	CRH Plc	8,555,851
202,450	Willis Group
	Holdings Plc	8,381,430
		16,937,281
Italy – 6.45%
465,615	ENI SpA(b)	11,047,346
3,626,512	Intesa Sanpaolo SpA
	Savings Shares	9,666,750
392,226	Italcementi Fabbriche
	Riunite Cemento SpA	2,504,613
4,166,774	Telecom Italia SpA(a)	4,765,884
8,304,250	Telecom Italia SpA
	Savings Shares	7,340,324
		35,324,917
Japan – 22.48%
391,000	Canon, Inc.	12,721,551
405,400	Dai Nippon Printing
	Co. Ltd.	4,067,878
775,902	Daiichi Sankyo Co. Ltd.	12,192,545
326,600	Honda Motor Co. Ltd.	11,205,593
551,500	Mitsubishi Tanabe
	Pharma Corp.	8,092,445
1,194,400	Mitsubishi UFJ
	Financial Group, Inc.	6,731,298
380,299	MS&AD Insurance
	Group Holdings	8,295,126
1,444,400	Nissan Motor Co. Ltd.	13,982,011
396,000	Sompo Japan Nipponkoa
	Holdings, Inc.	9,606,394
2,054,000	Sumitomo Mitsui
	Trust Holdings, Inc.	8,551,743
120,000	Taisho Pharmaceutical
	Co. Ltd.	8,213,719
144,600	Takeda Pharmaceutical
	Co. Ltd.	6,286,112
208,500	Tokio Marine
	Holdings, Inc.	6,469,255
113,500	Toyota Motor Corp.	6,678,248
		123,093,918
Mexico – 1.99%
211,798	America Movil
	SAB de CV – ADR	5,337,310
425,825	Cemex SAB de
	CV – ADR(a)	5,552,758
		10,890,068
Netherlands – 4.52%
900,605	Aegon NV	7,415,808
504,332	Royal Ahold NV	8,166,340
231,604	Unilever NV	9,191,289
		24,773,437
Russia – 2.75%
1,174,900	Gazprom OAO	4,075,595
34,570	Lukoil OAO	1,755,479
181,503	Lukoil OAO – ADR	9,238,503
		15,069,577
Singapore – 0.70%
369,000	Flextronics
	International Ltd.(a)	3,808,080

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2014 (continued)

Shares		Value
South Korea – 3.03%
33,720	Hyundai Mobis
	Co. Ltd.	$8,209,182
27,305	POSCO	8,398,824
		16,608,006
Sweden – 1.63%
706,000	LM Ericsson
	Telefon AB Class B	8,901,863
Switzerland – 3.26%
85,620	Swiss Re AG	6,813,842
636,137	UBS AG	11,057,861
		17,871,703
United Kingdom – 21.30%
2,540,736	Barclays Plc	9,345,234
1,618,654	BP Plc	11,840,924
573,710	British Sky
	Broadcasting Group Plc	8,182,859
2,031,149	G4S Plc	8,236,132
722,720	GlaxoSmithKline Plc	16,509,815
790,220	HSBC Holdings Plc	8,029,603
158,110	Imperial Tobacco
	Group Plc	6,807,533
2,052,300	J. Sainsbury Plc	8,345,440
1,577,879	Kingfisher Plc	8,252,060
1,199,019	Marks & Spencer
	Group Plc	7,839,730
3,153,000	Tesco Plc	9,418,778
5,074,611	WM. Morrison
	Supermarkets Plc	13,807,853
		116,615,961
TOTAL COMMON STOCKS
(Cost $502,968,438)		$493,585,401

PREFERRED STOCKS – 1.94%
Brazil – 1.94%
445,860	Petroleo Brasileiro
	SA – ADR	$6,638,855
201,463	Telefonica Brasil
	SA – ADR	3,964,792
TOTAL PREFERRED STOCKS
(Cost $10,823,647)		$10,603,647

	Principal
	Amount	Value
TIME DEPOSIT – 9.47%
State Street Euro Dollar Time Deposit, 0.010%, due 10/01/14	$51,826,073	$51,826,073
TOTAL TIME DEPOSIT (Cost $51,826,073)		$51,826,073
Total Investments (Cost $565,618,158) – 101.55%		$556,015,121
Liabilities in Excess of Other Assets – (1.55%)		(8,472,526)

TOTAL NET ASSETS – 100.00%		$547,542,595
__________
Percentages are stated as a percent of net assets.

ADR American Depositary Receipt
(a)	Non-income producing security.
(b)	All or portion of the security is out on loan. See Note 2H in the Notes to Financial Statements.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2014 (Unaudited)

COMMON STOCKS
Aerospace & Defense	1.26%
Auto Components	1.50%
Automobiles	7.21%
Banks	9.74%
Building Products	1.52%
Capital Markets	2.02%
Commercial Services & Supplies	2.25%
Communications Equipment	1.62%
Construction Materials	3.03%
Diversified Financial Services	1.19%
Diversified Telecommunication Services	4.51%
Electric Utilities	0.60%
Electronic Equipment, Instruments & Components	0.69%
Food & Staples Retailing	8.74%
Food Products	1.68%
Insurance	8.58%
Media	1.49%
Metals & Mining	1.53%
Multiline Retail	1.43%
Multi-Utilities	2.84%
Oil, Gas & Consumable Fuels	6.94%
Pharmaceuticals	11.56%
Specialty Retail	1.51%
Technology Hardware, Storage & Peripherals	2.32%
Tobacco	1.24%
Wireless Telecommunication Services	3.14%
TOTAL COMMON STOCKS	90.14%

PREFERRED STOCKS
Diversified Telecommunication Services	0.72%
Oil, Gas & Consumable Fuels	1.22%

TOTAL PREFERRED STOCKS	1.94%

TIME DEPOSIT	9.47%

TOTAL INVESTMENTS	101.55%
Liabilities in Excess of Other Assets	(1.55)%
TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2014

Shares		Value
COMMON STOCKS – 90.29%
Auto Components – 2.06%
4,110	Hyundai Mobis
	Co. Ltd.	$1,000,585
Automobiles – 4.91%
21,900	Honda Motor Co. Ltd.	751,385
111,700	Nissan Motor Co. Ltd.	1,081,273
9,300	Toyota Motor Corp.	547,205
		2,379,863
Banks – 11.74%
31,832	Bank of America Corp.	542,736
147,420	Barclays Plc	542,234
20,986	Citigroup, Inc.	1,087,495
19,420	Erste Group Bank AG	443,410
51,503	HSBC Holdings Plc	523,334
89,300	Mitsubishi UFJ
	Financial Group, Inc.	503,269
8,930	PNC Financial Services
	Group, Inc.	764,229
160,480	Turkiye Garanti
	Bankasi AS	564,049
13,869	Wells Fargo & Co.	719,385
		5,690,141
Beverages – 1.88%
9,790	Pepsico, Inc.	911,351

Building Products – 1.75%
35,400	Masco Corp.	846,768

Capital Markets – 5.41%
19,600	Bank of New York
	Mellon Corp.	759,108
15,278	State Street Corp.	1,124,614
42,430	UBS AG	737,553
		2,621,275
Communications Equipment – 1.65%
63,500	LM Ericsson Telefon
	AB Class B	800,663

Construction Materials – 1.65%
35,232	CRH Plc	800,556

Diversified Financial Services – 1.43%
10,300	Deutsche Boerse AG	691,656

Diversified Telecommunication
Services – 2.99%
10,900	Nippon Telegraph
	& Telephone Corp.	675,956
875,400	Telecom Italia SpA
	Savings Shares	773,787
		1,449,743
Electric Utilities – 1.22%
17,280	Exelon Corp.	589,075

Electronic Equipment, Instruments
& Components – 1.47%
36,880	Corning, Inc.	713,259

Food & Staples Retailing – 6.30%
14,857	Carrefour SA	458,853
115,000	J. Sainsbury Plc	467,634
44,684	Royal Ahold NV	723,541
223,590	Tesco Plc	667,918
269,900	WM. Morrison
	Supermarkets Plc	734,389
		3,052,335
Food Products – 1.84%
22,500	Unilever NV	892,921

Health Care Providers
& Services – 1.66%
11,388	Express Scripts
	Holding Co.(a)	804,334

Hotels, Restaurants & Leisure – 1.43%
545,000	Genting
	Malaysia Berhad	694,274

Insurance – 4.19%
21,900	MS&AD Insurance
	Group Holdings	477,685
19,600	Sompo Japan
	Nipponkoa Holdings, Inc.	475,468
7,100	Swiss Re AG	565,035
16,500	Tokio Marine
	Holdings, Inc.	511,956
		2,030,144
Media – 1.44%
49,040	British Sky
	Broadcasting Group Plc	699,460

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2014 (continued)

Shares		Value
Multiline Retail – 0.97%
71,700	Marks & Spencer
	Group Plc	$468,807

Multi–Utilities – 2.57%
49,684	GDF Suez	1,246,104

Oil, Gas & Consumable Fuels – 7.67%
146,425	BP Plc	1,071,142
30,170	Chesapeake
	Energy Corp.	693,608
36,500	ENI SpA	866,012
97,770	Gazprom OAO	339,153
14,700	Lukoil OAO – ADR	748,230
		3,718,145
Pharmaceuticals – 10.86%
56,400	Daiichi Sankyo Co. Ltd.	886,271
11,200	Eli Lilly & Co.	726,320
51,700	GlaxoSmithKline Plc	1,181,035
13,599	Merck & Co., Inc.	806,148
29,054	Pfizer, Inc.	859,127
7,100	Sanofi	802,806
		5,261,707
Software – 2.01%
21,000	Microsoft Corp.	973,560

Technology Hardware, Storage
& Peripherals – 4.05%
15,900	Canon, Inc.	517,321
630	Samsung Electronics
	Co. Ltd.	705,605
7,590	Western Digital Corp.	738,659
		1,961,585
Tobacco – 2.20%
24,790	Imperial Tobacco
	Group Plc	1,067,350

Wireless Telecommunication
Services – 4.94%
29,500	America Movil
	SAB de CV – ADR	743,400
73,500	China Mobile Ltd.	860,134
30,000	Tim Participacoes
	SA – ADR	786,000
		2,389,534
TOTAL COMMON STOCKS
(Cost $37,722,786)		$43,755,195

PREFERRED STOCKS – 1.61%
Oil, Gas & Consumable Fuels – 1.61%
52,430	Petroleo Brasileiro
	SA – ADR	$780,683
TOTAL PREFERRED STOCKS
(Cost $686,402)		$780,683

	Principal
	Amount	Value
REPURCHASE AGREEMENTS – 7.34%
State Street Bank and Trust Repurchase Agreement, (Dated 09/30/14),
due 10/01/2014, 0.00% [Collateralized by $3,625,700 U.S. Treasury Note,
1.50%, 08/31/18, (Market Value $3,628,507)] (proceeds $3,557,287)	$3,557,287	$3,557,287
TOTAL REPURCHASE AGREEMENTS (Cost $3,557,287)		$3,557,287
Total Investments (Cost $41,966,475) – 99.24%		$48,093,165
Other Assets in Excess of Liabilities – 0.76%		369,767
TOTAL NET ASSETS – 100.00%		$48,462,932
__________

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt
(a)	Non-income producing security.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — September 30, 2014 (Unaudited)

COMMON STOCKS
Austria	0.91%
Brazil	1.62%
China	1.77%
France	5.17%
Germany	1.43%
Ireland	1.65%
Italy	3.38%
Japan	13.26%
Malaysia	1.43%
Mexico	1.53%
Netherlands	3.34%
Russia	2.24%
South Korea	3.52%
Sweden	1.65%
Switzerland	2.69%
Turkey	1.16%
United Kingdom	15.33%
United States	28.21%
TOTAL COMMON STOCKS	90.29%

PREFERRED STOCKS
Brazil	1.61%

TOTAL PREFERRED STOCKS	1.61%

REPURCHASE AGREEMENTS	7.34%

TOTAL INVESTMENTS	99.24%
Other Assets in Excess of Liabilities	0.76%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS — September 30, 2014

Shares		Value
COMMON STOCKS – 83.43%
Austria – 1.86%
1,172,528	Erste Group
	Bank AG	$26,771,890

Brazil – 11.99%
542,330	Banco Bradesco SA	7,823,378
1,586,750	Banco do Brasil SA	16,504,404
5,053,555	Centrais Electricas
	Brasileiras SA – ADR	13,644,599
4,441,900	Companhia de
	Saneamento Basico	36,021,536
768,910	Companhia Paranaense
	de Energia	7,344,343
906,444	Embraer SA – ADR	35,550,733
12,179,242	Marfrig Global
	Foods SA(a)	33,536,142
830,198	Tim Participacoes
	SA – ADR	21,751,188
1,419,243	Viver Incorporadora e
	Construtora SA(a)	75,376
		172,251,699
China – 8.53%
189,878,000	Bosideng International
	Holdings Ltd.	27,344,622
3,433,934	Chaoda Modern
	Agriculture Holdings
	Ltd.(a)(c)(e)	103,019
3,283,900	China Mobile Ltd.	38,429,836
159,770	China Yuchai
	International Ltd.	2,962,136
17,047,000	Dongfeng Motor
	Group Co. Ltd.	27,950,777
13,963,377	Weiqiao Textile Co.	6,979,851
19,759,500	Yingde Gases
	Group Co. Ltd.	18,744,397
		122,514,638
Cyprus – 1.43%
1,611,570	Globaltrans Investment
	Plc – GDR	13,537,188
1,481,080	TCS Group
	Holding – GDR(a)	6,946,265
		20,483,453
Czech Republic – 1.59%
1,586,000	Telefonica Czech
	Republic AS	22,807,091

Hong Kong – 5.54%
3,993,800	Chow Tai
	Fook Jewellery
	Group Ltd.	5,192,674
208,228	Dickson Concepts
	International Ltd.	112,899
21,503,899	First Pacific Co. Ltd.	22,304,878
11,555,000	Lifestyle International
	Holdings Ltd.(c)(e)	21,726,498
7,288,000	Luk Fook Holdings
	International Ltd.	21,198,115
3,014,500	Yue Yuen Industrial
	Holdings Ltd.	9,106,675
		79,641,739
Hungary – 2.88%
1,853,803	Chemical Works of
	Gedeon Richter Plc	28,949,824
8,490,204	Magyar Telekom
	Telecommunications
	Plc(a)	12,473,712
		41,423,536
India – 5.03%
2,415,150	Indian Oil Corp. Ltd.	14,146,792
2,531,428	Reliance
	Infrastructure Ltd.	23,888,716
4,187,880	Tata Chemicals Ltd.	27,027,042
1,309,928	United Phosphorus
	Ltd.	7,193,984
		72,256,534
Indonesia – 1.30%
36,683,940	PT XL Axiata Tbk	18,665,608

Luxembourg – 1.10%
1,793,063	Adecoagro SA(a)	15,778,954

Malaysia – 0.87%
9,795,200	Genting Malaysia
	Berhad	12,478,082

Mexico – 2.85%
690,370	America Movil
	SAB de CV – ADR	17,397,324
1,672,904	Cemex SAB de
	CV – ADR(a)	21,814,668
4,615,026	Desarrolladora Homex
	S.A.B. de C.V.(a)(c)(e)	761,411

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS — September 30, 2014 (continued)

Shares		Value
13,687,865	Urbi Desarrollos Urbanos
	SA de CV(a)(c)(e)	$938,105
		40,911,508
Pakistan – 1.13%
13,954,660	Nishat Mills Ltd.	16,187,596

Panama – 2.28%
344,347	Banco Latinoamericano
	de Comercio
	Exterior SA	10,564,566
206,640	Copa Holdings SA	22,170,406
		32,734,972
Russia – 7.97%
5,316,528	Gazprom
	OAO – ADR	37,109,366
688,910	Lukoil OAO – ADR	35,065,519
6,339,260	RusHydro
	OJSC – ADR	11,410,668
180,204,090	RusHydro OJSC	3,199,163
3,528,840	Sberbank of
	Russia – ADR	27,764,912
		114,549,628
Singapore – 0.44%
916,410	Haw Par Corp. Ltd.	6,300,004

South Korea – 17.74%
767,490	Hana Financial
	Group, Inc.	27,934,367
144,240	Hyundai Mobis
	Co. Ltd.	35,115,433
724,210	KB Financial
	Group, Inc.	26,401,739
25,337	KB Financial
	Group, Inc. – ADR	917,706
663,950	KIA Motors Corp.	33,721,393
6,700	Lotte Confectionery
	Co. Ltd.	13,834,921
142,550	POSCO	43,847,367
44,891	Samsung Electronics
	Co. Ltd.	50,278,254
14,558	Shinhan Financial
	Group Co. Ltd. – ADR	661,807
481,630	Shinhan Financial
	Group Co. Ltd.	22,172,617
		254,885,604
Turkey – 6.04%
5,301,892	Aygaz AS	21,640,660
3,183,830	Haci Omer Sabanci
	Holding AS	13,413,045
6,456,794	Selcuk Ecza Deposu
	Ticaret ve Sanayi A.S.	5,922,734
6,560,530	Turkiye Garanti
	Bankasi AS	23,058,718
12,291,700	Turkiye Vakiflar
	Bankasi Tao	22,790,012
		86,825,169
United Kingdom – 2.86%
884,640	APR Energy Plc	7,740,419
4,569,180	ITE Group Plc	12,521,035
1,127,940	Standard
	Chartered Plc	20,804,562
		41,066,016
TOTAL COMMON STOCKS
(Cost $1,253,708,244)		$1,198,533,721

PARTICIPATORY NOTES – 0.94%
Saudi Arabia – 0.94%
564,516	Etihad
	Etisalat Co.(a)(b)(c)	$13,556,635
TOTAL PARTICIPATORY
NOTES
(Cost $10,618,513)		$13,556,635

PREFERRED STOCKS – 9.67%
Argentina – 0.03%
16,356	Nortel Inversora
	SA – ADR	$363,103

Brazil – 6.31%
792,030	Banco Bradesco SA	11,325,115
1,015,313	Companhia Paranaense
	de Energia – ADR	13,879,329
2,597,379	Petroleo Brasileiro
	SA – ADR	38,674,973
1,368,211	Telefonica Brasil
	SA – ADR	26,926,392
		90,805,809
Colombia – 1.00%
1,064,890	Grupo Aval Acciones
	y Valores – ADR	14,429,260
The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS — September 30, 2014 (continued)

Shares		Value
Russia – 1.52%
2,426,034	Surgutneftegas
	OJSC – ADR	$16,497,031
7,645,900	Surgutneftegaz
	OJSC	5,271,848
		21,768,879
South Korea – 0.81%
103,490	Hyundai Motor Co.	11,572,443

TOTAL PREFERRED STOCKS
(Cost $126,136,102)		$138,939,494

REAL ESTATE INVESTMENT
TRUSTS – 3.03%
Mexico – 3.03%
15,450,580	Macquarie Mexico
	Real Estate
	Management
	SA de CV	27,264,714
7,348,863	TF Administradora
	Industrial S de
	RL de CV	16,190,973
TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $43,278,574)		$43,455,687

	Principal
	Amount	Value
CONVERTIBLE BONDS – 0.05%
Brazil – 0.05%
Viver Incorporadora e Construtora SA 2.000%, 08/06/2016(c)(d)	$3,299,971	$701,046

TOTAL CONVERTIBLE BONDS
(Cost $1,488,955)		$701,046

REPURCHASE AGREEMENTS – 2.55%
State Street Bank and Trust Repurchase Agreement,
(Dated 09/30/14), due 10/01/14, 0.00% [Collateralized
by $38,390,000 Freddie Mac Bond, 2.08%, 10/17/22,
(Market Value $37,301,405)] (proceeds $36,567,185)	$36,567,185	$36,567,185

TOTAL REPURCHASE AGREEMENTS
(Cost $36,567,185)		$36,567,185

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS — September 30, 2014 (continued)

Shares		Value
SHORT TERM INVESTMENTS – 0.00%
Money Market Fund – 0.00%
2	Northern Institutional Treasury Portfolio, 0.010%	$2
TOTAL MONEY MARKET FUNDS (Cost $2)		$2
Total Investments (Cost $1,471,797,575) – 99.67%		$1,431,753,770
Other Assets in Excess of Liabilities – 0.33%		4,713,606
TOTAL NET ASSETS – 100.00%		$1,436,467,376
__________

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt
GDR Global Depositary Receipt
(a)	Non-income producing security.
(b)	Represents the underlying security of a participatory note with HSBC Bank Plc. Etihad Etisalat Co. has a maturity date of March 30, 2015. See Note 2.D of the Notes to Financial Statements.
(c)
The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. These securities represent $37,786,714 or 2.63% of the Fund’s net assets and, with the exception of Lifestyle International Holdings Ltd., are classified as Level 2 securities. Lifestyle International Holdings is classified as a Level 3 security. See Note 2 in the Notes to Financial Statements.

(d)
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Rule) or pursuant to another exemption from registration. The market value of this security totals $701,046 which represents 0.05% of the Fund’s total net assets.

(e)
These securities have limited liquidity and represent $23,529,033 or 1.64% of the Fund’s net assets and, with the exception of Lifestyle International Holdings Ltd., are classified as Level 2 securities. Lifestyle International Holdings is classified as a Level 3 security. See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2014 (Unaudited)

COMMON STOCKS
Aerospace & Defense	2.47%
Airlines	1.54%
Auto Components	2.44%
Automobiles	4.29%
Banks	16.79%
Chemicals	3.69%
Construction Materials	1.52%
Diversified Financial Services	2.49%
Diversified Telecommunication Services	3.76%
Electric Utilities	4.14%
Food Products	4.40%
Gas Utilities	1.51%
Health Care Providers & Services	0.41%
Hotels, Restaurants & Leisure	0.87%
Household Durables	0.12%
Independent Power and Renewable Electricity Producers	0.54%
Machinery	0.21%
Media	0.87%
Metals & Mining	3.05%
Multiline Retail	1.51%
Oil, Gas & Consumable Fuels	6.01%
Pharmaceuticals	2.45%
Road & Rail	0.94%
Specialty Retail	1.85%
Technology Hardware, Storage & Peripherals	3.50%
Textiles, Apparel & Luxury Goods	4.15%
Water Utilities	2.51%
Wireless Telecommunication Services	5.40%
TOTAL COMMON STOCKS	83.43%

PARTICIPATORY NOTES
Wireless Telecommunication Services	0.94%

TOTAL PARTICIPATORY NOTES	0.94%

PREFERRED STOCKS
Automobiles	0.81%
Banks	1.79%
Diversified Telecommunication Services	1.90%
Electric Utilities	0.97%
Oil, Gas & Consumable Fuels	4.20%

TOTAL PREFERRED STOCKS	9.67%

REAL ESTATE INVESTMENT TRUSTS	3.03%
CONVERTIBLE BONDS
Household Durables	0.05%

TOTAL CONVERTIBLE BONDS	0.05%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2014 (Unaudited) (continued)

REPURCHASE AGREEMENTS	2.55%
TOTAL INVESTMENTS	99.67%
Other Assets in Excess of Liabilities	0.33%
TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2014

Shares		Value
COMMON STOCKS – 81.49%
Belgium – 3.32%
538,830	D’Ieteren SA	$20,914,006

Brazil – 2.06%
653,520	Companhia Paranaense
	de Energia	6,242,180
2,420,200	Marfrig Global
	Foods SA(a)	6,664,140
1,815,154	Viver Incorporadora e
	Construtora SA(a)	96,403
		13,002,723
Canada – 4.83%
518,997	Celestica, Inc.(a)	5,267,820
683,980	Dorel Industries,
	Inc.	20,428,707
7,734	E-L Financial
	Corp. Ltd.	4,771,815
		30,468,342
China – 1.57%
69,390	China Yuchai
	International Ltd.	1,286,490
17,217,500	Weiqiao Textile Co.	8,606,484
		9,892,974
Denmark – 2.32%
654,242	H. Lundbeck A/S	14,608,894

Egypt – 1.09%
273,055	Eastern Tobacco Co.	6,868,717

France – 2.22%
190,473	Bongrain SA	13,967,972

Germany – 0.57%
44,460	Draegerwerk
	AG & Co. KGaA	3,591,145

Greece – 1.45%
944,566	Sarantis SA	9,162,552

Hong Kong – 2.71%
5,712,000	APT Satellite
	Holdings Ltd.	8,108,413
8,290,000	COSCO International
	Holdings Ltd.	3,661,977
9,857,000	Dickson Concepts
	International Ltd.	5,344,336
		17,114,726
Hungary – 1.36%
5,824,710	Magyar Telekom
	Telecommunications
	Plc(a)	8,557,598

India – 4.63%
3,502,659	Exide Industries Ltd.	9,596,972
170,370	Nava Bharat
	Ventures Ltd.	587,634
1,549,141	NIIT Technologies Ltd.	10,031,162
953,090	Reliance
	Infrastructure Ltd.	8,994,171
		29,209,939
Israel – 1.67%
1,052,350	Syneron
	Medical Ltd.(a)	10,544,547

Italy – 4.87%
8,198,215	Iren Spa	10,279,708
1,223,273	Italcementi
	Fabbriche Riunite
	Cemento SpA	7,811,377
544,763	Italmobiliare SpA
	Savings Shares	10,665,033
959,777	Natuzzi SpA – ADR(a)	1,948,347
		30,704,465
Japan – 23.04%
351,500	Chudenko Corp.	5,748,064
2,160,000	Fuji Machine
	Manufacturing Co. Ltd.	20,758,058
328,200	Futaba Corp.	4,931,401
562,100	Hibiya Engineering Ltd.	8,133,190
1,349,200	Hitachi Koki Co. Ltd.	11,747,619
1,245,750	Hosiden Corp.	6,748,722
198,000	Hyakugo Bank Ltd.	794,934
1,599,300	Noritsu Koki Co. Ltd.	9,411,498
188,100	Nuflare Technology, Inc.	9,405,246
164,600	Okinawa Cellular
	Telephone Co.	4,426,324
297,900	Otsuka Kagu Ltd.	3,037,304
1,200,000	Sanki Engineering
	Co. Ltd.	8,943,459
1,207,900	Tachi-s Co. Ltd.	17,494,135
634,000	Tenma Corporation	9,226,723
184,500	Torii Pharmaceutical
	Co. Ltd.	5,111,676
844,700	TSI Holdings Co. Ltd.	5,923,473

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2014 (continued)

Shares		Value
256,700	Tsutsumi Jewelry
	Co. Ltd.	$6,247,783
1,750,000	Yodogawa Steel
	Works Ltd.	7,163,805
		145,253,414
Mexico – 3.24%
43,348,757	Consorcio ARA
	S.A.B. de C.V.(a)	19,720,852
1,671,404	Desarrolladora Homex
	S.A.B. de C.V.(a)(b)(e)	275,757
6,089,400	Urbi Desarrollos
	Urbanos
	SA de C.V.(a)(b)(e)	417,340
		20,413,949
Philippines – 1.17%
3,664,840	First Philippine
	Holdings Corp.	7,349,688

Singapore – 2.40%
725,270	Flextronics
	International Ltd.(a)	7,484,786
1,064,100	Haw Par Corp. Ltd.	7,315,323
1,293,000	HTL International
	Holdings Ltd.	299,001
		15,099,110
South Korea – 0.70%
30,497	Samchully Co. Ltd.	4,391,538

Spain – 1.15%
547,410	Hispania Activos
	Inmobiliarios SA(a)	7,259,805

Switzerland – 2.13%
1,779,859	Micronas Semiconductor
	Holding AG(f)	13,404,406

Turkey – 0.63%
4,310,319	Selcuk Ecza Deposu
	Ticaret ve Sanayi A.S.	3,953,800

United Kingdom – 12.36%
815,400	APR Energy Plc	7,134,583
2,938,780	Balfour Beatty Plc	8,985,230
781,463	Chime
	Communications Plc	3,699,233
80,320	Clarkson Plc	3,059,934
11,171,987	Debenhams Plc	10,534,123
2,401,250	ITE Group Plc	6,580,204
1,316,228	LSL Property
	Services Plc	6,956,153
5,818,550	Mcbride Plc(a)	8,206,433
6,081,450	Spirent
	Communications Plc	10,312,388
4,577,150	WM. Morrison
	Supermarkets Plc	12,454,278
		77,922,559
TOTAL COMMON STOCKS
(Cost $519,889,890)		$513,656,869

PREFERRED STOCKS – 0.89%
Brazil – 0.51%
237,300	Companhia Paranaense
	de Energia	$3,244,788
Germany – 0.38%
27,228	Draegerwerk AG &
	Co. KGaA	2,410,775
TOTAL PREFERRED STOCKS
(Cost $3,005,586)		$5,655,563

REAL ESTATE
INVESTMENT TRUSTS – 4.22%
Ireland – 0.77%
2,950,330	Green Real Estate
	Investment Trust Plc	$4,844,365

Mexico – 2.29%
8,165,300	Macquarie Mexico
	Real Estate
	Management
	SA de CV	14,408,817

Spain – 1.16%
576,419	Merlin Properties
	Socimi SA	7,316,902

TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $27,542,938)		$26,570,084

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2014 (continued)

	Principal
	Amount	Value
CONVERTIBLE BONDS – 0.04%
Brazil – 0.04%
Viver Incorporadora e Construtora SA 2.000%, 08/06/2016(b)(c)	$1,136,056	$241,344

TOTAL CONVERTIBLE BONDS
(Cost $512,591)		$241,344
CORPORATE BONDS – 0.39%
Mexico – 0.39%
Desarrolladora Homex S.A.B. de C.V. 7.500%, 09/28/2015(d)(e)	$8,195,000	$1,393,150
Urbi Desarrollos Urbanos SA de C.V. 8.500%, 04/19/2016(d)(e)	8,014,000	1,049,834
TOTAL CORPORATE BONDS
(Cost $3,258,672)		$2,442,984

REPURCHASE AGREEMENTS – 13.73%
State Street Bank and Trust Repurchase Agreement,
(Dated 09/30/14), due 10/01/14, 0.00% [Collateralized
by $88,840,000 U.S. Treasury Note, 1.50%, 02/28/19,
(Market Value $88,318,873)] (proceeds $86,566,553)	$86,566,533	$86,566,553
TOTAL REPURCHASE AGREEMENTS (Cost $86,566,553)		$86,566,553
Total Investments (Cost $640,776,230) – 100.76%		$635,133,397
Liabilities in Excess of Other Assets – (0.76)%		(4,799,625)
TOTAL NET ASSETS – 100.00%		$630,333,772
__________
Percentages are stated as a percent of net assets.

ADR American Depositary Receipt
(a)	Non-income producing security.
(b)
The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. These securities represent $934,441 or 0.15% of the Fund’s net assets and are classified as Level 2 securities.  See Note 2 in the Notes to Financial Statements.

(c)
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Rule) or pursuant to another exemption from registration. The market value of this security totals $241,344 which represents 0.04% of the Fund’s total net assets.

(d)	In default.
(e)	These securities have limited liquidity and represent $3,136,081 or 0.50% of the Fund’s net assets and are classified as Level 2 securities. See Note 2 in the Notes to Financial Statements.
(f)	Affiliated issuer. See Note 8 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2014 (Unaudited)

COMMON STOCKS
Auto Components	4.30%
Banks	0.13%
Chemicals	1.46%
Communications Equipment	1.64%
Construction & Engineering	5.05%
Construction Materials	2.93%
Distributors	3.32%
Diversified Telecommunication Services	2.64%
Electric Utilities	3.58%
Electrical Equipment	0.78%
Electronic Equipment, Instruments & Components	3.09%
Food & Staples Retailing	1.98%
Food Products	3.27%
Gas Utilities	0.70%
Health Care Equipment & Supplies	2.24%
Health Care Providers & Services	0.63%
Household Durables	6.85%
Household Products	1.30%
Independent Power and Renewable Electricity Producers	1.13%
Industrial Conglomerates	0.09%
Insurance	0.76%
Machinery	5.36%
Marine	0.49%
Media	1.63%
Metals & Mining	1.14%
Multiline Retail	1.67%
Multi-Utilities	1.63%
Personal Products	1.45%
Pharmaceuticals	4.29%
Real Estate Management & Development	2.26%
Semiconductors & Semiconductor Equipment	3.62%
Software	1.59%
Specialty Retail	2.32%
Technology Hardware & Equipment	1.49%
Textiles, Apparel & Luxury Goods	2.31%
Tobacco	1.09%
Transportation Infrastructure	0.58%
Wireless Telecommunication Services	0.70%
TOTAL COMMON STOCKS	81.49%

PREFERRED STOCKS
Electric Utilities	0.51%
Health Care Equipment & Supplies	0.38%

TOTAL PREFERRED STOCKS	0.89%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2014 (Unaudited) (continued)

REAL ESTATE INVESTMENT TRUSTS	4.22%
CONVERTIBLE BONDS
Household Durables	0.04%
TOTAL CONVERTIBLE BONDS	0.04%

CORPORATE BONDS
Household Durables	0.39%
TOTAL CORPORATE BONDS	0.39%

REPURCHASE AGREEMENTS	13.73%

TOTAL INVESTMENTS	100.76%
Liabilities in Excess of Other Assets	(0.76)%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2014

	Principal
	Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 2.96%
Federal National Mortgage Association – 1.98%
Pool MA0918, 4.000%, 12/1/2041	$636,680	$671,874
Pool 934124, 5.500%, 07/1/2038	92,976	103,453
Pool 254631, 5.000%, 02/1/2018	149,831	158,182
		933,509
Freddie Mac Mortgage – 0.98%
Pool G0-6018, 6.500%, 04/1/2039	83,422	94,326
Pool A9-3505, 4.500%, 08/1/2040	343,817	371,167
		465,493
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS
(Cost $1,333,652)		$1,399,002

MORTGAGE RELATED SECURITIES – 0.55%
Collateralized Mortgage Obligations – 0.00%
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR14, 5.894%, 10/25/2036(e)	$1,705	$1,668

Near Prime Mortgage – 0.55%
Bear Stearns Alt-A Trust
Series 2004-11, 0.835%, 11/25/2034	262,845	258,037

TOTAL MORTGAGE RELATED SECURITIES
(Cost $235,014)		$259,705

US GOVERNMENTS – 53.79%
Sovereign – 53.79%
United States Treasury Bond
4.750%, 02/15/2037	$475,000	$606,812
United States Treasury Note
4.500%, 02/15/2016	3,315,000	3,505,871
3.375%, 11/15/2019	11,890,000	12,801,262
2.000%, 11/15/2021	8,370,000	8,239,872
2.000%, 02/15/2023	280,000	271,709
TOTAL US GOVERNMENTS
(Cost $25,541,166)		$25,425,526

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2014 (continued)

	Shares	Value
COMMON STOCKS – 0.02%
Paper & Forest Products – 0.02%
Resolute Forest Products, Inc.(a)	691	$10,807
TOTAL COMMON STOCKS
(Cost $55,124)		$10,807

PREFERRED STOCKS – 0.98%
Consumer Finance – 0.44%
Ally Financial, Inc., 8.500%	7,800	$210,054
Technology Hardware & Equipment – 0.54%
Pitney Bowes International Holdings, Inc., 6.125%(b)	235	254,534
TOTAL PREFERRED STOCKS
(Cost $423,970)		$464,588

	Principal
	Amount	Value
ASSET BACKED SECURITIES – 2.54%
Student Loan – 2.54%
SLM Private Credit Student Loan Trust
Series 2004-B, 0.664%, 09/15/2033	$300,000	$273,242
Series 2005-A, 0.544%, 12/15/2038	400,000	362,335
Series 2006-A, 0.524%, 06/15/2039	275,000	252,450
Series 2007-A, 0.474%, 12/15/2041	350,000	311,284
TOTAL ASSET BACKED SECURITIES
(Cost $1,109,772)		$1,199,311

CORPORATE BONDS – 34.77%
Automobiles – 0.93%
Chrysler Group LLC
8.250%, 06/15/2021	$405,000	$441,450

Banks & Thrifts – 7.59%
Ally Financial, Inc.
6.750%, 12/1/2014	520,000	522,600
Citigroup, Inc.
6.125%, 11/21/2017	385,000	434,321
6.875%, 03/5/2038	76,000	100,310
Fifth Third Bancorp
8.250%, 03/1/2038	175,000	257,259
First Horizon National Corp.
5.375%, 12/15/2015	130,000	136,250
JP Morgan Chase & Co.
7.900%, 04/29/2049	920,000	995,900
National City Corp.
4.900%, 01/15/2015	235,000	238,096

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2014 (continued)

	Principal
	Amount	Value
Regions Financial Corp.
5.750%, 06/15/2015	$595,000	$613,964
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	240,000	286,182
		3,584,882
Building Materials – 2.49%
CRH America, Inc.
6.000%, 09/30/2016	160,000	175,006
Masco Corp.
6.125%, 10/3/2016	605,000	645,535
Mohawk Industries, Inc.
6.125%, 01/15/2016	105,000	111,691
USG Corp.
6.300%, 11/15/2016	230,000	242,362
		1,174,594
Building Products – 0.19%
Owens Corning
6.500%, 12/1/2016	80,000	88,132

Commercial Services & Supplies – 0.63%
The ADT Corp.
3.500%, 07/15/2022	190,000	164,350
4.125%, 06/15/2023	150,000	133,500
		297,850
Diversified Financial Services – 1.67%
Bank of America Corp.
3.750%, 07/12/2016	395,000	412,336
Voya Financial, Inc.
5.500%, 07/15/2022	335,000	377,663
		789,999
Electric Utilities – 7.21%
Arizona Public Service Co.
8.750%, 03/1/2019	340,000	431,914
Commonwealth Edison Co.
5.900%, 03/15/2036	175,000	218,669
Series 104, 5.950%, 08/15/2016	50,000	54,587
DPL, Inc.
7.250%, 10/15/2021	455,000	469,787
EDP Finance BV
4.900%, 10/1/2019(b)	400,000	413,060
FirstEnergy Corp.
7.375%, 11/15/2031	515,000	608,826
Israel Electric Corporation Ltd.
7.250%, 01/15/2019(b)	420,000	470,400

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2014 (continued)

	Principal
	Amount	Value
Nisource Finance Corp.
5.250%, 09/15/2017	$285,000	$314,407
Oncor Electric Delivery Co. LLC
6.375%, 01/15/2015	30,000	30,492
7.000%, 09/1/2022	315,000	397,618
		3,409,760
Energy – 0.46%
Valero Energy Corp.
9.375%, 03/15/2019	170,000	218,610

Energy Equipment & Services – 1.02%
Transocean, Inc.
4.950%, 11/15/2015	465,000	482,888

Equipment – 0.08%
Continental Airlines 2007–1 Class A Pass Through Trust
Series 2007–1, 5.983%, 10/19/2023	33,710	37,418

Food, Beverage & Tobacco – 1.11%
Altria Group, Inc.
9.700%, 11/10/2018	51,000	65,699
Pilgrims Pride Corp.
7.875%, 12/15/2018	235,000	245,575
Tyson Foods, Inc.
6.600%, 04/1/2016	195,000	210,988
		522,262
Forest Products & Paper – 0.59%
Sappi Papier Holding GmbH
6.625%, 04/15/2021(b)	270,000	279,450

Health Care Providers & Services – 0.35%
Laboratory Corp. of America Holdings
3.750%, 08/23/2022	165,000	166,885

Homebuilders – 2.74%
Centex Corp.
6.500%, 05/1/2016	130,000	138,775
Lennar Corp.
5.600%, 05/31/2015	720,000	735,300
Toll Brothers Finance Corp.
5.150%, 05/15/2015	340,000	346,800
Urbi Desarrollos Urbanos SA
9.500%, 01/21/2020(b)(d)(e)	580,000	75,400
		1,296,275
Independent Power and Renewable Electricity Producers – 0.59%
PPL Energy Supply LLC
6.500%, 05/1/2018	255,000	276,753

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2014 (continued)

	Principal
	Amount	Value
Insurance – 2.15%
American International Group, Inc.
6.400%, 12/15/2020	$500,000	$594,859
CNA Financial Corp.
7.350%, 11/15/2019	160,000	192,292
5.875%, 08/15/2020	110,000	125,444
Marsh & McLennan Cos, Inc.
5.750%, 09/15/2015	101,000	105,786
		1,018,381
Media – 0.42%
McGraw Hill Financial, Inc.
5.900%, 11/15/2017	180,000	197,717

Metals & Mining – 0.30%
ArcelorMittal SA
5.500%, 03/1/2021	135,000	141,919

Oil, Gas & Consumable Fuels – 2.63%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	435,000	474,502
Chesapeake Energy Corp.
6.625%, 08/15/2020	370,000	408,110
Cloud Peak Energy, Inc.
6.375%, 03/15/2024	150,000	144,750
Kinder Morgan, Inc.
7.000%, 06/15/2017	195,000	214,987
		1,242,349
Pharmaceutical – 0.39%
Valeant Pharmaceuticals International
6.750%, 08/15/2018(b)	175,000	184,625

Retail – 0.71%
Marks & Spencer Plc
7.125%, 12/1/2037(b)	285,000	335,433

Telecommunications – 0.52%
Telecom Italia Capital SA
6.999%, 06/4/2018	85,000	95,625
Telefonica Emisiones SAU
5.462%, 02/16/2021	135,000	150,344
		245,969
TOTAL CORPORATE BONDS
(Cost $15,312,945)		$16,433,601

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2014 (continued)

	Contracts	Value
WARRANTS – 0.00%
Semiconductors – 0.00%
MagnaChip Semiconductor Corp.
Expiration Date: November 2014, Exercise Price: 1.97(c)(e)	870	$—

TOTAL WARRANTS
(Cost $8,748)		$—

	Principal
	Amount	Value
TIME DEPOSIT – 4.06%
State Street Euro Dollar Time Deposit, 0.010%, due 10/01/14	$1,921,217	$1,921,217
TOTAL TIME DEPOSIT
(Cost $1,921,217)		$1,921,217
Total Investments (Cost $45,941,608) – 99.67%		$47,113,757
Other Assets in Excess of Liabilities – 0.33%		155,535
TOTAL NET ASSETS – 100.00%		$47,269,292
__________

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Rule) or pursuant to another exemption from registration. The market values of these securities total $2,012,902 which represents 4.26% of total net assets.

(c)
The price of this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. This security represents $0.00 or 0.00% of the Fund’s net assets and is classified as Level 2. See Note 2 in the Notes to Financial Statements.

(d)	In default.
(e)	These securities have limited liquidity and represent $77,068 or 0.16% of the Fund’s net assets and are classified as Level 2 securities. See Note 2 in the Notes to Financial Statements.

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2014

	Principal
	Amount	Value
MORTGAGE RELATED SECURITIES – 0.06%
Sub-Prime Mortgages – 0.06%
Structured Asset Investment Loan Trust
Series A3, 0.915%, 07/25/2035	$18,755	$18,477
TOTAL MORTGAGE RELATED SECURITIES
(Cost $17,455)		$18,477

US GOVERNMENTS – 31.38%
Sovereign – 31.38%
United States Treasury Note
4.500%, 02/15/2016	$2,345,000	$2,480,020
3.375%, 11/15/2019	3,090,000	3,326,821
2.000%, 11/15/2021	1,590,000	1,565,280
2.000%, 02/15/2023	1,800,000	1,746,704
TOTAL US GOVERNMENTS
(Cost $9,194,926)		$9,118,825

	Shares	Value
COMMON STOCKS – 0.10%
Paper & Forest Products – 0.10%
Resolute Forest Products, Inc.(a)	1,772	$27,714
TOTAL COMMON STOCKS
(Cost $23,464)		$27,714

PREFERRED STOCKS – 2.18%
Banks & Thrifts – 1.10%
Ally Financial, Inc., 8.500%	11,800	$317,774
Technology Hardware & Equipment – 1.08%
Pitney Bowes International Holdings, Inc., 6.125%(b)	290	314,106
TOTAL PREFERRED STOCKS
(Cost $581,415)		$631,880

	Principal
	Amount	Value
ASSET BACKED SECURITIES – 0.92%
Student Loan – 0.92%
SLM Private Credit Student Loan Trust
Series 2007-A, 0.474%, 12/15/2041	$300,000	$266,815
TOTAL ASSET BACKED SECURITIES
(Cost $211,157)		$266,815

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2014  (continued)

	Principal
	Amount	Value
CORPORATE BONDS – 62.88%
Automobiles – 1.01%
Chrysler Group LLC
8.250%, 06/15/2021	$270,000	$294,300

Banks & Thrifts – 14.94%
Ally Financial, Inc.
6.750%, 12/1/2014	350,000	351,750
6.750%, 12/1/2014	325,000	327,437
Citigroup, Inc.
6.125%, 11/21/2017	500,000	564,053
Fifth Third Bancorp
8.250%, 03/1/2038	65,000	95,553
First Horizon National Corp.
5.375%, 12/15/2015	230,000	241,058
JP Morgan Chase & Co.
7.900%, Perpetual	1,140,000	1,234,050
National City Corp.
4.900%, 01/15/2015	245,000	248,228
Regions Financial Corp.
5.750%, 06/15/2015	580,000	598,486
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	320,000	381,575
USB Capital IX
3.500%, Perpetual	350,000	297,500
		4,339,690
Building Materials – 4.08%
CRH America, Inc.
6.000%, 09/30/2016	90,000	98,441
Masco Corp.
6.125%, 10/3/2016	720,000	768,240
Mohawk Industries, Inc.
6.125%, 01/15/2016	58,000	61,696
Owens Corning
6.500%, 12/1/2016	100,000	110,164
USG Corp.
6.300%, 11/15/2016	140,000	147,525
		1,186,066
Commercial Services & Supplies – 0.92%
The ADT Corp.
3.500%, 07/15/2022	310,000	268,150

Computers & Peripherals – 2.44%
Apple, Inc.
2.400%, 05/3/2023	750,000	709,179

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2014  (continued)

	Principal
	Amount	Value
Diversified Financial Services – 3.13%
Bank of America Corp.
3.750%, 07/12/2016	$490,000	$511,505
Voya Financial, Inc.
5.500%, 07/15/2022	355,000	400,210
		911,715
Electric Utilities – 9.47%
Arizona Public Service Co.
8.750%, 03/1/2019	435,000	552,597
Commonwealth Edison Co.
Series 104, 5.950%, 08/15/2016	110,000	120,091
DPL, Inc.
7.250%, 10/15/2021	355,000	366,537
FirstEnergy Corp.
7.375%, 11/15/2031	380,000	449,231
Israel Electric Corporation Ltd.
7.250%, 01/15/2019(b)	505,000	565,600
Nisource Finance Corp.
5.250%, 09/15/2017	65,000	71,707
Oncor Electric Delivery Co. LLC
6.375%, 01/15/2015	465,000	472,628
7.000%, 09/1/2022	120,000	151,473
		2,749,864
Energy – 0.91%
Valero Energy Corp.
9.375%, 03/15/2019	205,000	263,618

Energy Equipment & Services – 2.52%
Transocean, Inc.
4.950%, 11/15/2015	705,000	732,121

Equipment – 0.32%
Continental Airlines 2007-1 Class A Pass Through Trust
Series 2007-1, 5.983%, 10/19/2023	84,275	93,545

Food, Beverage & Tobacco – 1.76%
Altria Group, Inc.
9.700%, 11/10/2018	43,000	55,393
Pilgrims Pride Corp.
7.875%, 12/15/2018	230,000	240,350
Tyson Foods, Inc.
6.600%, 04/1/2016	200,000	216,398
		512,141
Forest Products & Paper – 1.07%
Sappi Papier Holding GmbH
6.625%, 04/15/2021(b)	300,000	310,500
The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2014  (continued)

	Principal
	Amount	Value
Healthcare Providers & Services – 0.84%
Laboratory Corp. of America Holdings
3.750%, 08/23/2022	$240,000	$242,742

Homebuilders – 3.63%
Centex Corp.
6.500%, 05/1/2016	155,000	165,462
Lennar Corp.
5.600%, 05/31/2015	615,000	628,069
Toll Brothers Finance Corp.
5.150%, 05/15/2015	160,000	163,200
Urbi Desarrollos Urbanos SA
9.500%, 01/21/2020(b)(d)(e)	745,000	96,850
		1,053,581
Independent Power and Renewable Electricity Producers – 0.82%
PPL Energy Supply LLC
6.500%, 05/1/2018	220,000	238,767

Insurance – 6.09%
American International Group, Inc.
6.400%, 12/15/2020	485,000	577,013
CNA Financial Corp.
7.350%, 11/15/2019	125,000	150,228
5.875%, 08/15/2020	235,000	267,995
Marsh & McLennan Cos, Inc.
5.750%, 09/15/2015	120,000	125,687
Prudential Plc
11.750%, 12/23/2014(e)	635,000	647,700
		1,768,623
Media – 1.00%
McGraw Hill Financial, Inc.
5.900%, 11/15/2017	265,000	291,083

Metals & Mining – 0.87%
ArcelorMittal SA
5.500%, 03/1/2021	240,000	252,300

Oil, Gas & Consumable Fuels – 5.47%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	510,000	556,313
Chesapeake Energy Corp.
6.625%, 08/15/2020	545,000	601,135
Cloud Peak Energy, Inc.
6.375%, 03/15/2024	140,000	135,100
Kinder Morgan, Inc.
7.000%, 06/15/2017	270,000	297,675
		1,590,223

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2014  (continued)

	Principal
	Amount	Value
Pharmaceutical – 0.74%
Valeant Pharmaceuticals International
6.750%, 08/15/2018(b)	$205,000	$216,275

Telecommunications – 0.85%
Telecom Italia Capital SA
6.999%, 06/4/2018	140,000	157,500
Telefonica Emisiones SAU
5.462%, 02/16/2021	80,000	89,093
		246,593
TOTAL CORPORATE BONDS
(Cost $18,059,932)		$18,271,076

	Contracts	Value
WARRANTS – 0.00%
Semiconductors – 0.00%
MagnaChip Semiconductor Corp.
Expiration Date: November 2014, Exercise Price: 1.97(a)(c)(e)	3,900	$—
TOTAL WARRANTS
(Cost $0)		$—

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2014  (continued)

	Principal
	Amount	Value
REPURCHASE AGREEMENTS – 0.83%
State Street Bank and Trust Repurchase Agreement,
(Dated 09/30/14), due 10/01/14, 0.00% [Collateralized
by $245,400 U.S. Treasury Note, 1.50%, 08/31/18,
(Market Value $245,590)] (proceeds $240,767)	$240,767	$240,767
TOTAL REPURCHASE AGREEMENTS (Cost $240,767)		$240,767
Total Investments (Cost $28,329,116) – 98.35%		$28,575,554
Other Assets in Excess of Liabilities – 1.65%		480,499
TOTAL NET ASSETS – 100.00%		$29,056,053
__________

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Security was purchased exempt from registration in the U. S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Rule) or pursuant to another exemption from registration. The market values of these securities total $1,503,331 which represents 5.17% of total net assets.

(c)
The price of this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. This security represents $0.00 or 0.00% of the Fund’s net assets and is classified as Level 2. See Note 2 in the Notes to Financial Statements.

(d)	In default.
(e)	These securities have limited liquidity and represent $744,550 or 2.56% of the Fund’s net assets and are classified as Level 2 securities. See Note 2 in the Notes to Financial Statements.

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

(This Page Intentionally Left Blank.)

Brandes Investment Trust

STATEMENT OF ASSETS AND LIABILITIES — September 30, 2014

Brandes
International
Equity Fund
ASSETS
Investment in securities, at value(1)
Unaffiliated issuers	$556,015,121
Affiliated issuers	—
Foreign currency(1)	1,490,739
Receivables:
Securities sold	4,148,803
Fund shares sold	1,872,899
Dividends and interest	1,887,453
Foreign currency spot trade	831
Tax reclaims	556,210
Due from Advisor	—
Prepaid expenses and other assets	30,957
Total Assets	566,003,013
LIABILITIES
Payables:
Securities purchased	15,331,224
Fund shares redeemed	2,229,232
Due to Advisor	371,673
12b-1 fee	19,661
Trustee fees	12,969
Dividends payable	82,394
Foreign tax withholding	182,904
Foreign currency spot trade payable	—
Accrued expenses	230,361
Total Liabilities	18,460,418
NET ASSETS	$547,542,595
COMPONENTS OF NET ASSETS
Paid-in capital	$644,726,349
Undistributed net investment income (loss)	84,975
Accumulated net realized gain (loss) on investments and foreign currency	(87,667,292)
Net unrealized appreciation (depreciation) on:
Investments	(9,607,010)
Foreign currency	5,573
Total Net Assets	$547,542,595
Net asset value, offering price and redemption proceeds per share
Class A Shares
Net Assets	$8,954,781
Shares outstanding (unlimited shares authorized without par value)	540,232
Offering and redemption price	$16.58
Maximum offering price per share*	$17.59
Class C Shares
Net Assets	$4,338,066
Shares outstanding (unlimited shares authorized without par value)	263,167
Offering and redemption price	$16.48
Class E Shares
Net Assets	$12,304,154
Shares outstanding (unlimited shares authorized without par value)	742,809
Offering and redemption price	$16.56
Class I Shares
Net Assets	$521,945,594
Shares outstanding (unlimited shares authorized without par value)	31,434,783
Offering and redemption price	$16.60
(1)Cost of:
Investments in securities
Unaffiliated issuers	$565,618,158
Affiliated issuers	—
Foreign currency	1,494,711
__________

*
Includes a sales load of 5.75% for the International, Global, Emerging Markets, and International Small Cap Funds and 3.75% for the Core Plus Fixed Income and Credit Focus Yield Funds.  (see Note 7 of the Notes to Financial Statements)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF ASSETS AND LIABILITIES — September 30, 2014 (continued)

		Brandes
Brandes	Brandes	International	Brandes	Brandes
Global	Emerging	Small Cap	Core Plus Fixed	Credit Focus
Equity Fund	Markets Fund	Equity Fund	Income Fund	Yield Fund

$48,093,165	$1,431,753,770	$621,728,991	$47,113,757	$28,575,554
—	—	13,404,406	—	—
85,333	3,533,024	1,184,124	—	—

—	—	—	—	1,063,560
314,542	11,940,406	4,954,407	375,985	28,813
114,062	1,229,169	1,112,120	514,881	356,444
—	—	—	—	—
17,830	116,313	135,454	—	—
—	—	—	12,341	3,527
28,439	69,089	29,947	13,083	12,904
48,653,371	1,448,641,771	642,549,449	48,030,047	30,040,802

50,935	6,525,944	7,386,435	645,338	876,811
27,636	2,637,834	3,914,519	26,944	30,888
11,123	967,608	455,664	—	—
4,685	236,238	68,947	1,085	967
12,966	12,970	12,964	12,969	12,967
1,692	1,123,629	15,706	933	53
9,384	81,486	106,049	—	—
—	905	21,166	—	—
72,018	587,781	234,227	73,486	63,063
190,439	12,174,395	12,215,677	760,755	984,749
$48,462,932	$1,436,467,376	$630,333,772	$47,269,292	$29,056,053

$39,094,645	$1,442,655,712	$620,489,673	$45,816,981	$28,430,407
(21,443)	(1,366,917)	(3,988,261)	23,698	(1,999)
3,266,127	35,202,037	19,502,854	256,464	381,207

6,125,823	(40,046,026)	(5,648,258)	1,172,149	246,438
(2,220)	22,570	(22,236)	—	—
$48,462,932	$1,436,467,376	$630,333,772	$47,269,292	$29,056,053

$1,217,141	$266,849,590	$50,136,227	$2,076,543	$1,968,676
47,870	27,919,177	3,700,348	225,140	192,426
$25.43	$9.56	$13.55	$9.22	$10.23
$26.98	$10.14	$14.38	$9.58	$10.63

$1,125,969	$25,333,506	$12,262,793	N/A	N/A
44,487	2,665,121	912,034	—	—
$25.31	$9.51	$13.45	N/A	N/A

$278,624	N/A	N/A	$1,945,411	N/A
11,076	—	—	209,272	—
$25.16	N/A	N/A	$9.30	N/A

$45,841,198	$1,144,284,280	$567,934,752	$43,247,338	$27,087,377
1,796,550	119,429,043	41,834,587	4,662,291	2,646,749
$25.52	$9.58	$13.58	$9.28	$10.23

$41,966,475	$1,471,797,575	$626,236,810	$45,941,608	$28,329,116
—	—	14,539,420	—	—
86,200	3,535,245	1,189,548	—	—

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF OPERATIONS — For the Periods Ended September 30, 2014

Brandes
International
Equity Fund
INVESTMENT INCOME
Income
Dividend income
Unaffiliated issuers	$17,253,416
Affiliated issuers	—
Less: foreign taxes withheld	(2,034,284)
Interest income	1,795
Less: foreign taxes withheld	—
Income from securities lending	230,427
Miscellaneous income	—
Total income	15,451,354
Expenses
Advisory fees (Note 3)	3,957,751
Custody fees	54,365
Administration fees (Note 3)	127,078
Insurance expense	26,218
Legal fees	15,477
Printing fees	19,540
Miscellaneous	62,270
Registration expense	112,380
Trustee fees	42,203
Transfer agent fees	123,342
12b-1 Fees – Class A	12,695
12b-1 Fees – Class C	15,913
Shareholder Service Fees – Class C	5,304
Shareholder Service Fees – Class E	69,938
Shareholder Service Fees – Class I	229,772
Accounting fees	71,924
Auditing fees	36,942
Total expenses	4,983,112
Less reimbursement / waiver	54,937
Total expenses net of reimbursement / waiver	5,038,049
Net investment income	10,413,305
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Unaffiliated investments	33,848,011
Less: foreign taxes withheld	—
Foreign currency transactions	18,836
Net realized gain (loss)	33,866,847
Net change in unrealized appreciation (depreciation) on:
Investments	(23,231,886)
Foreign currency transactions	(98,917)
Net unrealized appreciation (depreciation)	(23,330,803)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	10,536,044
Net Increase in net assets resulting from operations	$20,949,349

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF OPERATIONS — For the Periods Ended September 30, 2014 (continued)

		Brandes
Brandes	Brandes	International	Brandes	Brandes
Global	Emerging	Small Cap	Core Plus Fixed	Credit Focus
Equity Fund	Markets Fund	Equity Fund	Income Fund	Yield Fund

$1,464,952	$23,575,250	$6,849,149	$28,978	$39,478
—	—	38,861	—	—
(129,822)	(2,560,235)	(690,500)	—	—
—	22,164	7,082	1,241,855	864,743
—	(4,340)	(1,490)	—	—
11,210	5,106	13,207	—	—
—	6,486	—	—	—
1,346,340	21,044,431	6,216,309	1,270,833	904,221

367,519	8,114,975	3,244,397	131,768	152,629
5,857	412,308	101,537	5,448	4,908
12,507	213,889	85,303	9,408	7,775
2,360	24,634	6,450	2,071	1,649
15,566	15,477	15,477	15,566	15,388
4,632	77,396	28,128	5,089	2,520
7,780	104,699	34,901	6,197	4,725
61,030	195,321	106,851	53,322	36,046
41,263	41,925	40,808	41,312	40,676
65,257	325,842	105,639	49,413	32,894
1,944	540,379	135,586	10,682	10,262
4,212	113,801	47,712	N/A	N/A
1,404	37,934	15,904	N/A	N/A
—	N/A	N/A	4,096	N/A
22,168	311,441	140,460	15,868	—
66,234	69,005	66,461	56,738	45,967
31,069	39,406	36,899	52,547	39,275
710,802	10,638,432	4,212,513	459,525	394,714
(243,183)	(379,267)	(86,310)	(259,463)	(170,772)
467,619	10,259,165	4,126,203	200,062	223,942
878,721	10,785,266	2,090,106	1,070,771	680,279

3,316,811	36,215,893	22,025,942	268,032	(31,479)
—	(677,017)	—	—	—
(4,421)	(827,023)	(280,836)	—	—
3,312,390	34,711,853	21,745,106	268,032	(31,479)

80,193	(29,506,075)	(22,197,417)	21,514	324,614
(2,210)	18,722	(24,270)	—	—
77,983	(29,487,353)	(22,221,687)	21,514	324,614

3,390,373	5,224,500	(476,581)	289,546	293,135
$4,269,094	$16,009,766	$1,613,525	$1,360,317	$973,414

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Brandes International		Brandes Global		Brandes Emerging
	Equity Fund		Equity Fund		Markets Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September	September	September
	30, 2014	30, 2013	30, 2014	30, 2013	30, 2014	30, 2013
INCREASE
(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment
income	$10,413,305	$9,496,676	$878,721	$665,492	$10,785,266	$3,631,292
Net realized
gain (loss) on:
Investments	33,848,011	(1,599,281)	3,316,811	1,291,119	35,538,876	11,768,377
Foreign currency
transactions	18,836	(139,146)	(4,421)	(4,139)	(827,023)	(197,501)
Net unrealized
appreciation
(depreciation) on:
Investments	(23,231,886)	83,500,849	80,193	6,188,336	(29,506,075)	6,780,613
Foreign currency
transactions	(98,917)	58,622	(2,210)	646	18,722	14,091
Net increase
in net assets
resulting from
operations	20,949,349	91,317,720	4,269,094	8,141,454	16,009,766	21,996,872
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
income
Class A	(137,511)	(7,058)	(17,182)	(4,965)	(2,615,745)	(2,110,259)
Class C	(47,135)	(3,900)	(8,383)	(1,612)	(64,361)	(25,399)
Class E	(582,874)	(678,654)	(5,218)	(9,392)	N/A	N/A
Class I	(10,124,412)	(21,820,503)	(847,446)	(1,466,752)	(8,867,606)	(4,840,178)
From net realized gains
Class A	—	—	(10,640)	(1,515)	(3,436,586)	(1,665,022)
Class C	—	—	(7,095)	—	(192,219)	—
Class E	—	—	(7,646)	(3,242)	N/A	N/A
Class I	—	—	(1,246,167)	(489,837)	(8,404,316)	(3,312,472)
Decrease in net
assets from
distributions	(10,891,932)	(22,510,115)	(2,149,777)	(1,977,315)	(23,580,833)	(11,953,330)
CAPITAL SHARE
TRANSACTIONS
Proceeds from
shares sold	245,338,668	137,245,545	9,757,277	6,499,248	1,315,778,422	266,629,812
Net asset value of shares
issued on reinvestment
of distributions	10,383,944	20,426,954	2,123,060	1,111,307	19,941,158	11,542,833
Cost of shares
redeemed	(145,407,840)	(158,699,984)	(5,488,100)	(4,240,206)	(316,393,013)	(66,090,176)
Net increase (decrease)
in net assets from
capital share
transactions	110,314,772	(1,027,485)	6,392,237	3,370,349	1,019,326,567	212,082,469
Total increase (decrease)
in net assets	120,372,189	67,780,120	8,511,554	9,534,488	1,011,755,500	222,126,011
NET ASSETS
Beginning of
the Period	427,170,406	359,390,286	39,951,378	30,416,890	424,711,876	202,585,865
End of the Period	$547,542,595	$427,170,406	$48,462,932	$39,951,378	$1,436,467,376	$424,711,876
Undistributed net
investment
income (loss)	$84,975	$(1,429,328)	$(21,443)	$(23,826)	$(1,366,917)	$591,494

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Brandes International		Brandes Core Plus		Brandes Credit
	Small Cap Equity Fund		Fixed Income Fund		Focus Yield Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September	September	September
	30, 2014	30, 2013	30, 2014	30, 2013	30, 2014	30, 2013
INCREASE
(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment
income	$2,090,106	$511,498	$1,070,771	$1,111,562	$680,279	$574,312
Net realized
gain (loss) on:
Investments	22,025,942	6,719,939	268,032	264,047	(31,479)	14,692
Foreign currency
transactions	(280,836)	(27,045)	—	—	—	—
Net unrealized
appreciation
(depreciation) on:
Investments	(22,197,417)	14,867,448	21,514	(1,214,389)	324,614	(536,907)
Foreign currency
transactions	(24,270)	1,815	—	—	—	—
Net increase
in net assets
resulting from
operations	1,613,525	22,073,655	1,360,317	161,220	973,414	52,097
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
income
Class A	(1,329,555)	(166,193)	(106,126)	(19,362)	(80,806)	(46,034)
Class C	(76,478)	(2,388)	N/A	N/A	N/A	N/A
Class E	N/A	N/A	(42,889)	(191,022)	N/A	N/A
Class I	(4,409,777)	(765,007)	(908,581)	(1,060,910)	(596,498)	(546,949)
From net realized gains
Class A	(2,789,921)	(90,469)	(2,526)	—	(5,066)	(5,802)
Class C	(158,354)	—	N/A	N/A	N/A	N/A
Class E	N/A	N/A	(2,065)	(93,234)	N/A	N/A
Class I	(6,063,124)	(533,046)	(45,217)	(286,860)	(30,148)	(143,186)
Decrease in net
assets from
distributions	(14,827,209)	(1,557,103)	(1,107,404)	(1,651,388)	(712,518)	(741,971)
CAPITAL SHARE
TRANSACTIONS
Proceeds from
shares sold	627,248,875	58,169,343	32,926,424	21,074,938	2,818,032	10,104,427
Net asset value of shares
issued on reinvestment
of distributions	13,074,103	1,315,774	1,090,276	1,471,758	712,460	744,456
Cost of shares
redeemed	(110,973,357)	(10,096,132)	(19,281,897)	(20,914,985)	(4,162,393)	(37,519)
Net increase
(decrease) in net assets
from capital share
transactions	529,349,621	49,388,985	14,734,803	1,631,711	(631,901)	10,811,364
Total increase (decrease)
in net assets	516,135,937	69,905,537	14,987,716	141,543	(371,005)	10,121,490
NET ASSETS
Beginning of
the Period	114,197,835	44,292,298	32,281,576	32,140,033	29,427,058	19,305,568
End of the Period	$630,333,772	$114,197,835	$47,269,292	$32,281,576	$29,056,053	$29,427,058
Undistributed net
investment
income (loss)	$(3,988,261)	$(128,500)	$23,698	$—	$(1,999)	$(4,974)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net
	Net asset		realized and		Dividends
	value,	Net	unrealized	Total from	from net
	beginning	investment	gain/(loss) on	investment	investment
	of period	income(5)	investments	operations	income
Brandes International Equity Fund

Class A(8)
9/30/14	$16.03	0.33	0.56	0.89	(0.34)
9/30/13	$13.50	0.34	3.02	3.36	(0.83)
9/30/12	$13.00	0.38	0.76	1.14	(0.64)
1/31/2011(3) – 9/30/2011	$15.74	0.26	(3.00)	(2.74)	—
Class C
9/30/14	$15.98	0.20	0.55	0.75	(0.25)
1/31/2013(3) – 9/30/2013	$14.30	0.15	1.84	1.99	(0.31)
Class E
9/30/14	$16.01	0.33	0.54	0.87	(0.32)
9/30/13	$13.48	0.33	3.03	3.36	(0.84)
9/30/12	$12.97	0.41	0.74	1.15	(0.64)
9/30/11	$14.91	0.37	(1.96)	(1.59)	(0.35)
9/30/10	$15.24	0.33	(0.40)	(0.07)	(0.26)
Class I
9/30/14	$16.05	0.36	0.56	0.92	(0.37)
9/30/13	$13.50	0.35	3.04	3.39	(0.84)
9/30/12	$12.99	0.41	0.76	1.17	(0.66)
9/30/11	$14.92	0.40	(1.98)	(1.58)	(0.35)
9/30/10	$15.24	0.32	(0.38)	(0.06)	(0.26)
__________

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Ratio of net
investment
					Ratio of	income
				Ratio of net	expenses (prior	(prior to
		Net assets,	Ratio of	investment	to reimburse-	reimburse-
Net asset		end of	net expenses	income	ments)	ments) to	Portfolio
value, end	Total	period	to average	to average	to average	average	turnover
of period	return(6)	(millions)	net assets(4)	net assets(4)	net assets	net assets	rate

$16.58	5.47%		$9.0	1.19%		1.92%		1.18%		1.93%		39.53%
$16.03	26.06%		$0.7	1.23%		2.25%		1.31%		2.17%		19.43%
$13.50	8.94%		$—	1.40%		2.86%		1.45%		2.81%		13.47%
$13.00	(17.41	)%(1)	$—	1.30	%(2)	2.54	%(2)	1.30	%(2)	2.54	%(2)	4.99	%(1)

$16.48	4.64%		$4.3	1.93%		1.19%		1.93%		1.19%		39.53%
$15.98	14.17	%(7)	$0.1	1.95	%(2)	1.53	%(2)	1.97	%(2)	1.51	%(2)	19.43	%(1)

$16.56	5.38%		$12.3	1.19%		1.93%		1.18%		1.94%		39.53%
$16.01	26.15%		$22.0	1.22%		2.26%		1.23%		2.25%		19.43%
$13.48	9.05%		$6.6	1.18%		3.09%		1.23%		3.04%		13.47%
$12.97	(11.04)%		$4.4	1.32%		2.40%		1.32%		2.40%		4.99%
$14.91	(0.44)%		$0.9	1.19%		2.36%		1.19%		2.36%		29.15%

$16.60	5.61%		$521.9	1.00%		2.12%		0.99%		2.13%		39.53%
$16.05	26.43%		$404.4	1.03%		2.45%		1.15%		2.33%		19.43%
$13.50	9.09%		$352.7	1.16%		3.11%		1.21%		3.06%		13.47%
$12.99	(10.95)%		$454.7	1.14%		2.58%		1.14%		2.58%		4.99%
$14.92	(0.37)%		$771.7	1.13%		2.19%		1.13%		2.19%		29.15%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net
	Net asset		realized and		Dividends	Dividends
	value,	Net	unrealized	Total from	from net	from net
	beginning	investment	gain/(loss) on	investment	investment	realized
	of period	income(5)	investments	operations	income	gains
Brandes Global Equity Fund

Class A(8)
9/30/14	$24.20	0.43	2.00	2.43	(0.44)	(0.76)
9/30/13	$20.27	0.38	4.80	5.18	(0.91)	(0.34)
9/30/12	$19.19	0.43	2.22	2.65	(0.44)	(1.13)
1/31/2011(3) – 9/30/2011	$22.34	0.29	(3.44)	(3.15)	—	—
Class C
9/30/14	$24.14	0.24	1.99	2.23	(0.30)	(0.76)
1/31/2013(3) – 9/30/2013	$21.21	0.15	3.12	3.27	(0.34)	—
Class E
9/30/14	$24.00	0.43	1.99	2.42	(0.50)	(0.76)
9/30/13	$20.17	0.37	4.77	5.14	(0.97)	(0.34)
9/30/12	$19.13	0.44	2.20	2.64	(0.47)	(1.13)
9/30/11	$21.73	0.51	(1.59)	(1.08)	(0.44)	(1.08)
9/30/10	$21.25	0.37	0.50	0.87	(0.39)	—
Class I
9/30/14	$24.26	0.50	2.00	2.50	(0.48)	(0.76)
9/30/13	$20.33	0.43	4.81	5.24	(0.98)	(0.34)
9/30/12	$19.22	0.49	2.22	2.71	(0.47)	(1.13)
9/30/11	$21.76	0.51	(1.53)	(1.02)	(0.44)	(1.08)
9/30/10	$21.24	0.42	0.48	0.90	(0.38)	—
__________

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Ratio of net
investment
					Ratio of	income
				Ratio of net	expenses (prior	(prior to
		Net assets,	Ratio of	investment	to reimburse-	reimburse-
Net asset		end of	net expenses	income	ments)	ments) to	Portfolio
value, end	Total	period	to average	to average	to average	average	turnover
of period	return(6)	(millions)	net assets(4)	net assets(4)	net assets	net assets	rate

$25.43	10.18%		$1.2	1.25%		1.67%		1.71%		1.21%		30.33%
$24.20	26.81%		$0.3	1.25%		1.72%		1.97%		1.00%		24.37%
$20.27	14.38%		$0.1	1.25%		2.23%		2.00%		1.47%		18.00%
$19.19	(14.10	)%(1)	$—	1.25	%(2)	2.05	%(2)	1.74	%(2)	1.56	%(2)	23.94	%(1)

$25.31	9.34%		$1.1	2.00%		0.92%		2.46%		0.46%		30.33%
$24.14	15.55	%(7)	$0.1	2.00	%(2)	0.97	%(2)	2.71	%(2)	0.26	%(2)	24.37	%(1)

$25.16	10.20%		$0.3	1.25%		1.68%		1.48%		1.45%		30.33%
$24.00	26.80%		$0.2	1.25%		1.71%		1.76%		1.20%		24.37%
$20.17	14.35%		$0.2	1.25%		2.23%		1.69%		1.78%		18.00%
$19.13	(5.80)%		$0.2	1.25%		2.05%		1.69%		1.62%		23.94%
$21.73	4.08%		$0.1	1.20%		1.78%		1.41%		1.57%		16.87%

$25.52	10.46%		$45.9	1.00%		1.93%		1.53%		1.40%		30.33%
$24.26	27.12%		$39.4	1.00%		1.96%		1.75%		1.21%		24.37%
$20.33	14.67%		$30.1	1.00%		2.47%		1.68%		1.79%		18.00%
$19.22	(5.51)%		$36.4	1.00%		2.30%		1.44%		1.86%		23.94%
$21.76	4.28%		$41.0	1.00%		2.00%		1.41%		1.59%		16.87%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

		Net	Net
Net asset	Net	realized and	increase		Dividends	Dividends
value,	investment	unrealized	from	Total from	from net	from net
beginning	income/	gain/(loss) on	payments	investment	investment	realized
of period	(loss)(5)	investments	by affiliates	operations	income	gains
Brandes Emerging Markets Fund

Class A(8)
9/30/14	$9.23	0.11	0.53	—		0.64	(0.10)	(0.21)
9/30/13	$8.96	0.11	0.59	—		0.70	(0.22)	(0.21)
9/30/12	$7.85	0.17	1.10	—		1.27	(0.08)	(0.08)
1/31/2011(3) – 9/30/2011	$10.00	0.14	(2.29)	—	(9)	(2.15)	—	—
Class C
9/30/14	$9.19	0.03	0.54	—		0.57	(0.04)	(0.21)
1/31/2013(3) – 9/30/2013	$9.54	0.02	(0.30)	—		(0.28)	(0.07)	—
Class I
9/30/14	$9.24	0.13	0.54	—		0.67	(0.12)	(0.21)
9/30/13	$8.99	0.13	0.56	—		0.69	(0.23)	(0.21)
9/30/12	$7.86	0.20	1.10	—		1.30	(0.09)	(0.08)
1/31/2011(3) – 9/30/2011	$10.00	0.15	(2.29)	—	(9)	(2.14)	—	—

Brandes International Small Cap Fund
Class A(8)
9/30/14	$13.72	0.06	1.02	—		1.08	(0.36)	(0.89)
9/30/13	$10.56	0.06	3.36	—		3.42	(0.14)	(0.12)
1/31/2012(3) – 9/30/2012	$10.00	0.10	0.46	—		0.56	—	—
Class C
9/30/14	$13.68	(0.04)	1.02	—		0.98	(0.32)	(0.89)
1/31/2013(3) – 9/30/2013	$11.90	(0.02)	1.83	—		1.81	(0.03)	—
Class I
9/30/14	$13.74	0.09	1.03	—		1.12	(0.39)	(0.89)
9/30/13	$10.56	0.09	3.37	—		3.46	(0.16)	(0.12)
1/31/2012(3) – 9/30/2012	$10.00	0.10	0.46	—		0.56	—	—
__________

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.
(9)	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Ratio of net
investment
					Ratio of	income
				Ratio of net	expenses (prior	(prior to
		Net assets,	Ratio of	investment	to reimburse-	reimburse-
Net asset		end of	net expenses	income	ments)	ments) to	Portfolio
value, end	Total	period	to average	to average	to average	average	turnover
of period	return(6)	(millions)	net assets(4)	net assets(4)	net assets	net assets	rate

$9.56	7.09%		$266.9	1.37%		1.10%		1.37%		1.10%		22.54%
$9.23	8.09%		$131.7	1.37%		1.16%		1.46%		1.07%		21.74%
$8.96	16.40%		$68.1	1.37%		2.03%		1.60%		1.79%		28.59%
$7.85	(21.50	)%(1)	$38.4	1.37	%(2)	2.12	%(2)	1.64	%(2)	1.85	%(2)	94.70	%(1)

$9.51	6.38%		$25.3	2.12%		0.35%		2.13%		0.34%		22.54%
$9.19	(2.84	)%(7)	$5.3	2.12	%(2)	0.42	%(2)	2.20	%(2)	0.34	%(2)	21.74	%(1)

$9.58	7.41%		$1,144.3	1.12%		1.34%		1.18%		1.28%		22.54%
$9.24	8.20%		$287.7	1.12%		1.41%		1.26%		1.27%		21.74%
$8.99	16.79%		$134.5	1.12%		2.26%		1.35%		2.03%		28.59%
$7.86	(21.40	)%(1)	$71.9	1.11	%(2)	2.38	%(2)	1.35	%(2)	2.14	%(2)	94.70	%(1)

$13.55	8.36%		$50.1	1.40%		0.42%		1.39%		0.43%		24.30%
$13.72	32.98%		$31.2	1.40%		0.49%		1.68%		0.21%		24.45%
$10.56	5.60	%(1)	$38.4	1.40	%(2)	1.19	%(2)	2.16	%(2)	0.43	%(2)	13.55	%(1)

$13.45	7.60%		$12.3	2.14%		(0.32)%		2.14%		(0.32)%		24.30%
$13.68	15.23	%(7)	$1.5	2.15	%(2)	(0.25	)%(2)	2.40	%(2)	(0.50	)%(2)	24.45	%(1)

$13.58	8.67%		$567.9	1.15%		0.67%		1.18%		0.64%		24.30%
$13.74	33.41%		$81.5	1.15%		0.74%		1.48%		0.41%		24.45%
$10.56	5.60	%(1)	$38.4	1.15	%(2)	1.44	%(2)	1.91	%(2)	0.68	%(2)	13.55	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net
Net asset		realized and		Dividends	Dividends
value,	Net	unrealized	Total from	from net	from net
beginning	investment	gain/(loss) on	investment	investment	realized
of period	income(5)	investments	operations	income	gains
Brandes Core Plus Fixed Income Fund
Class A
9/30/14	$9.16	0.25	0.06	0.31	(0.24)	(0.01)
1/31/2013(3) – 9/30/2013	$9.43	0.20	(0.28)	(0.08)	(0.19)	—
Class E
9/30/14	$9.21	0.25	0.10	0.35	(0.25)	(0.01)
9/30/13	$9.61	0.30	(0.22)	0.08	(0.36)	(0.12)
9/30/12	$9.36	0.38	0.50	0.88	(0.44)	(0.19)
9/30/11	$9.66	0.47	(0.12)	0.35	(0.48)	(0.17)
9/30/10	$8.96	0.54	0.64	1.18	(0.48)	—
Class I
9/30/14	$9.19	0.27	0.10	0.37	(0.27)	(0.01)
9/30/13	$9.60	0.32	(0.23)	0.09	(0.38)	(0.12)
9/30/12	$9.35	0.40	0.50	0.90	(0.46)	(0.19)
9/30/11	$9.65	0.49	(0.12)	0.37	(0.50)	(0.17)
9/30/10	$8.95	0.56	0.64	1.20	(0.50)	—

Brandes Credit Focus Yield Fund
Class A(8)
9/30/14	$10.15	0.21	0.09	0.30	(0.21)	(0.01)
9/30/13	$10.39	0.19	(0.17)	0.02	(0.20)	(0.06)
3/2/2012(3) – 9/30/2012	$10.10	0.16	0.29	0.45	(0.16)	—
Class I
9/30/14	$10.15	0.23	0.09	0.32	(0.23)	(0.01)
9/30/13	$10.39	0.22	(0.18)	0.04	(0.22)	(0.06)
1/31/2012(3) – 9/30/2012	$10.00	0.23	0.38	0.61	(0.22)	—
__________

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Ratio of net
investment
					Ratio of	income
				Ratio of net	expenses (prior	(prior to
		Net assets,	Ratio of	investment	to reimburse-	reimburse-
Net asset		end of	net expenses	income	ments)	ments) to	Portfolio
value, end	Total	period	to average	to average	to average	average	turnover
of period	return(6)	(millions)	net assets(4)	net assets(4)	net assets	net assets	rate

$9.22	3.52%		$2.1	0.70%		2.68%		1.33%		2.05%		18.63%
$9.16	(0.88	)%(7)	$1.4	0.70	%(2)	3.23	%(2)	1.45	%(2)	2.48	%(2)	33.91	%(1)

$9.30	3.86%		$1.9	0.70%		2.68%		1.39%		1.99%		18.63%
$9.21	0.79%		$1.2	0.70%		3.22%		1.40%		2.52%		33.91%
$9.61	9.85%		$6.9	0.70%		4.06%		1.45%		3.33%		31.59%
$9.36	3.72%		$3.8	0.70%		4.90%		1.48%		4.13%		91.18%
$9.66	13.47%		$2.7	0.70%		5.80%		1.48%		5.02%		150.89%

$9.28	4.10%		$43.3	0.50%		2.88%		1.20%		2.18%		18.63%
$9.19	0.89%		$29.7	0.50%		3.43%		1.23%		2.70%		33.91%
$9.60	10.06%		$25.3	0.50%		4.28%		1.23%		3.55%		31.59%
$9.35	3.94%		$23.2	0.50%		5.11%		1.25%		4.36%		91.18%
$9.65	13.73%		$24.8	0.50%		6.00%		1.25%		5.25%		150.89%

$10.23	2.94%		$2.0	0.95%		2.02%		1.50%		1.47%		26.17%
$10.15	0.13%		$4.2	0.95%		1.84%		1.61%		1.18%		23.05%
$10.39	4.51	%(1)	$—	0.95	%(2)	2.69	%(2)	1.05	%(2)	2.06	%(2)	162.73	%(1)

$10.23	3.20%		$27.1	0.70%		2.26%		1.26%		1.70%		26.17%
$10.15	0.40%		$25.2	0.70%		2.09%		1.42%		1.37%		23.05%
$10.39	6.23	%(1)	$19.3	0.70	%(2)	3.39	%(2)	2.35	%(2)	1.74	%(2)	162.73	%(1)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1 − ORGANIZATION

The Brandes International Equity Fund (the “International Fund”), the Brandes Global Equity Fund (the “Global Fund”), the Brandes Emerging Markets Fund (the “Emerging Markets Fund”), the Brandes International Small Cap Equity Fund (the “International Small Cap Fund”), the Brandes Core Plus Fixed Income Fund (the “Core Plus Fund”) and the Brandes Credit Focus Yield Fund (the “Credit Focus Yield Fund”) (each a “Fund” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company.

The International Fund, Global Fund, Emerging Markets Fund, Credit Focus Yield Fund and International Small Cap Fund began operations on January 2, 1997, October 6, 2008, January 31, 2011, January 31, 2012 and January 31, 2012, respectively. Prior to January 31, 2011 for the Emerging Markets Fund and January 31, 2012 for the International Small Cap and Credit Focus Yield Funds, these Funds’ portfolios were managed as private investment funds with investment objectives, investment policies and strategies that were, in all material respects, equivalent to those of the Emerging Markets Fund, International Small Cap Fund and Credit Focus Yield Fund, respectively. The Core Plus Fund began operations on December 28, 2007.

The International Fund and Global Fund have four classes of shares: Class A, Class C, Class E and Class I. The Emerging Markets Fund and International Small Cap Fund have three classes of shares: Class A, Class C and Class I. The Core Plus Fund has three classes of shares: Class A, Class E and Class I. The Credit Focus Yield Fund has two classes of shares: Class A and Class I. Prior to January 31, 2013, Class A shares were known as Class S shares for the International, Global, Emerging Markets, International Small Cap and Credit Focus Yield Funds (Class A shares have the same operating expenses as Class S shares).

The International Fund and Global Fund invest their assets primarily in equity securities of issuers with market capitalizations greater than $1 billion. The International, International Small Cap and Emerging Markets Funds invest their assets in securities of foreign companies, while the Global Fund invests its assets in securities of foreign and domestic companies. The Core Plus Fund and Credit Focus Yield Fund invest predominantly in debt securities issued by U.S. and foreign companies and debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities.

NOTE 2 − SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

A.
Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing a Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

B.
Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.
Delayed Delivery Securities. The Funds may purchase securities on a when issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Funds did not have any open commitments on delayed delivery securities as of September 30, 2014.

D.
Participatory Notes. The International, Global, Emerging Markets and International Small Cap Funds may invest in participatory notes. Participatory notes are derivative securities which are designed to provide synthetic exposure to one or more underlying securities, subject to the credit risk of the issuing financial institution.

Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Trust. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them and generally are issued as an actual note from the financial intermediary or an equity linked warrant (commonly known as a low exercise price option). The Trust is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuer of the securities underlying such participatory note. The investment advisor has established guidelines for monitoring participatory note exposure for the Funds. Prior to investment in a participatory note, the investment advisor will complete an analysis of the prospective counterparties and once purchased, will continue to monitor creditworthiness on a quarterly basis. The investment advisor requires a minimum credit rating for such counterparties (as determined by rating agencies such as Moody’s, Fitch and S&P) of A.

The Funds record counterparty credit risk valuation adjustments, if material, on the participatory notes in order to appropriately reflect the credit quality of the counterparty. During the period ended September 30, 2014, the Funds did not make any counterparty credit risk valuation adjustments.

The International, Global and International Small Cap Funds did not invest in any participatory notes at September 30, 2014.  The Emerging Markets Fund invested in two participatory notes during the fiscal year with HSBC Bank Plc in which HSBC Bank Plc is an investment vehicle used to gain exposure to the underlying securities:  Etihad Etisalat Co. and Saudi Basic Industries Corp.  Etihad Etisalat Co. was held the entire

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

fiscal year while Saudi Basic Industries Corp. was held from the beginning of the fiscal year until March 19, 2014, when the position was then liquidated.  The average monthly market value of these securities was $9,465,191 and $6,584,335 during each respective period.  As a result of the investment in the participation notes, the Emerging Markets Fund recognized a net unrealized gain of $2,938,122 and no realized gain (loss) for Etihad Etisalat Co. and a realized gain of $1,193,948 on the sale of Saudi Basic Industries Corp.  The market value of Etihad Etisalat Co. on September 30, 2014 was $13,556,635 and can be found in the Emerging Market Fund’s Schedule of Investments.

E.
Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the bases of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund’s investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of the Fund’s shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods. The Funds amortize premiums and accrete discounts using the constant yield method.

F.
Concentration of Risk. As of September 30, 2014, the International, Global, Emerging Markets and International Small Cap Funds held a significant portion of their assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the International, Global, Emerging Markets and International Small Cap Funds’ net assets. The investment advisor monitors these off-balance sheet risks.

G.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses and disclosure of contingent assets and liabilities and revenue and expenses at the date of the financial statements. Actual results could differ from those estimates.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

H.
Securities Lending. The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of cash and/or U.S. Government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities.  As of September 30, 2014, the Global Equity Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund did not have any securities on loan.  The International Equity Fund   loaned a security with a market value of $10,369,657 and received non-cash collateral for the loan of $10,896,357.  Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default.  Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

I.
Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

J.
Accounting for Uncertainty in Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Funds intend to distribute their net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust has adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Funds are

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

those that are open for exam by taxing authorities (2011 through 2014). As of September 30, 2014 the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2014. The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

K.
Payment by Affiliate. During the fiscal year ended September 30, 2011, Brandes Investment Partners, L.P. voluntarily reimbursed the Emerging Markets Fund $5,862 relating to commissions paid by the Emerging Markets Fund to brokers for execution of certain securities transactions in relation to a redemption in kind during that period. These reimbursements have been classified on the Financial Highlights as “Net increase from payments by affiliates”.

L.
Fair Value Measurements. The Trust has adopted accounting principles generally accepted in the United States of America (“US GAAP”) related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 — Other significant observable market inputs including quoted prices for similar instruments in active markets; quoted adjusted prices in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among broker market makers.

Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

M.	Security Valuation. Common and preferred stocks, exchange-traded funds and financial derivative instruments, such as futures contracts and

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price at the close of regular trading on each day the exchange is open for trading, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Equity securities traded on an exchange for which there have been no sales on the valuation date, are generally valued at the mean between last bid and ask price on such day and are categorized as Level 2 on the fair value hierarchy, or are fair valued by the Valuation Committee.

Investments in registered open-end management investment companies will be valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy if significant observable inputs are used.

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.  As of September 30, 2014, the International Fund, Global Fund, Emerging Markets Fund and International Small Cap Fund had securities with market values of $434,619,538, $27,094,248, $714,300,022 and $242,117,401, that represents 79.38%, 55.91%, 49.73% and 38.41% of each Fund’s net assets, respectively, that were fair valued using these valuation adjustments.

Fixed income securities (other than short-term investments) including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, fixed income securities purchased on a delayed delivery basis and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Rights that are traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchange is open.  A right is a privilege offered by a corporation to its shareholders pro rata to subscribe to a certain security at a specified price, often for a short period.  Rights may or may not be transferable.

The Funds may enter into mortgage dollar roll transactions in which the Funds sell a mortgage-backed security to a counterparty and simultaneously enter into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase a Fund’s portfolio turnover rate.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Valuation methodologies used to fair value such securities in the Funds’ portfolios as of September 30, 2014 include

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

conversion value and correlation to similar securities. Additionally, warrants are fair valued by the Valuation Committee based on intrinsic value, which is derived by calculating the difference between the underlying equity security’s price and the strike price of the warrant, including the effect of any relevant conversion ratios. The securities fair valued by the Valuation Committee are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. Certain vendor priced securities may also be considered Level 3 if significant unobservable inputs are used by the vendors.

In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The following is a summary of the level inputs used, as of September 30, 2014, involving the Funds’ assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
International Fund
Equities
Consumer Discretionary	$—	$71,930,921	$—	$71,930,921
Consumer Staples	8,166,340	55,695,530	—	63,861,870
Energy	9,238,503	28,719,345	—	37,957,848
Financials	12,748,842	105,097,704	—	117,846,546
Health Care	—	63,272,840	—	63,272,840
Industrials	6,909,779	20,620,455	—	27,530,234
Information Technology	3,808,080	21,623,414	—	25,431,494
Materials	5,552,758	19,459,288	—	25,012,046
Telecommunication Services	9,239,380	32,616,038	—	41,855,418
Utilities	3,302,181	15,584,003	—	18,886,184
Total Equities	58,965,863	434,619,538	—	493,585,401
Preferred Stocks
Energy	6,638,855	—	—	6,638,855
Telecommunication Services	3,964,792	—	—	3,964,792
Total Preferred Stocks	10,603,647	—	—	10,603,647
Time Deposit	—	51,826,073	—	51,826,073
Total Investments in Securities	$69,569,510	$486,445,611	$—	$556,015,121

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Description	Level 1	Level 2	Level 3	Total
Global Fund
Equities
Consumer Discretionary	$—	$5,242,990	$—	$5,242,990
Consumer Staples	1,634,892	4,289,065	—	5,923,957
Energy	1,441,838	2,276,306	—	3,718,144
Financials	4,997,566	6,035,649	—	11,033,215
Health Care	3,195,930	2,870,112	—	6,066,042
Industrials	846,768	—	—	846,768
Information Technology	2,425,478	2,023,589	—	4,449,067
Materials	—	800,556	—	800,556
Telecommunication Services	1,529,400	2,309,876	—	3,839,276
Utilities	589,075	1,246,105	—	1,835,180
Total Equities	16,660,947	27,094,248	—	43,755,195
Preferred Stocks
Energy	780,683	—	—	780,683
Total Preferred Stocks	780,683	—	—	780,683
Repurchase Agreements	—	3,557,287	—	3,557,287
Total Investments in Securities	$17,441,630	$30,651,535	$—	$48,093,165

Emerging Markets Fund
Equities
Consumer Discretionary	$16,375,871	$193,308,173	$21,726,498	$231,410,542
Consumer Staples	63,150,017	103,019	—	63,253,036
Energy	72,174,884	14,146,792	—	86,321,676
Financials	71,183,039	205,651,829	—	276,834,868
Health Care	6,300,004	34,872,557	—	41,172,561
Industrials	74,220,463	—	—	74,220,463
Information Technology	—	50,278,254	—	50,278,254
Materials	21,814,668	96,812,790	—	118,627,458
Telecommunication Services	80,621,210	50,903,549	—	131,524,759
Utilities	68,421,146	56,468,958	—	124,890,104
Total Equities	474,261,302	702,545,921	21,726,498	1,198,533,721
Participatory Notes
Telecommunication Services	—	13,556,635	—	13,556,635
Total Participatory Notes	—	13,556,635	—	13,556,635
Preferred Stocks
Consumer Discretionary	11,572,443	—	—	11,572,443
Energy	55,172,005	5,271,848	—	60,443,853
Financials	25,754,374	—	—	25,754,374
Telecommunication Services	27,289,495	—	—	27,289,495
Utilities	13,879,329	—	—	13,879,329
Total Preferred Stocks	133,667,646	5,271,848	—	138,939,494
Real Estate Investment Trusts	43,455,687	—	—	43,455,687
Convertible Bonds	—	701,046	—	701,046
Repurchase Agreements	—	36,567,185	—	36,567,185
Short Term Investments	2	—	—	2
Total Investments in Securities	$651,384,637	$758,642,635	$21,726,498	$1,431,753,770

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Description	Level 1	Level 2	Level 3	Total
International Small Cap Fund
Equities
Consumer Discretionary	$72,450,886	$78,125,074	$—	$150,575,960
Consumer Staples	44,869,814	12,454,278	—	57,324,092
Energy	3,661,977	—	—	3,661,977
Financials	18,987,773	794,934	—	19,782,707
Health Care	36,059,908	9,065,476	—	45,125,384
Industrials	34,089,712	40,091,367	—	74,181,079
Information Technology	36,469,400	26,185,129	—	62,654,529
Materials	10,665,033	24,201,906	—	34,866,939
Telecommunication Services	—	21,092,335	—	21,092,335
Utilities	13,591,867	30,800,000	—	44,391,867
Total Equities	270,846,370	242,810,499	—	513,656,869
Preferred Stocks
Health Care	2,410,775	—	—	2,410,775
Utilities	3,244,788	—	—	3,244,788
Total Preferred Stocks	5,655,563	—	—	5,655,563
Real Estate Investment Trusts	26,570,084	—	—	26,570,084
Convertible Bonds	—	241,344	—	241,344
Corporate Bonds	—	2,442,984	—	2,442,984
Repurchase Agreements	—	86,566,553	—	86,566,553
Total Investments in Securities	$303,072,017	$332,061,380	$—	$635,133,397

Core Plus Fund
Equities	$10,807	$—	$—	$10,807
Preferred Stocks	210,054	254,534	—	464,588
Asset Backed Securities	—	1,199,311	—	1,199,311
Corporate Bonds	—	16,433,601	—	16,433,601
Government Securities	—	25,425,526	—	25,425,526
Mortgage Backed Securities	—	1,658,707	—	1,658,707
Warrants	—	—	—	—
Time Deposit	—	1,921,217	—	1,921,217
Total Investments in Securities	$220,861	$46,892,896	$—	$47,113,757

Credit Focus Yield Fund
Equities	$27,714	$—	$—	$27,714
Preferred Stocks	317,774	314,106	—	631,880
Asset Backed Securities	—	266,815	—	266,815
Corporate Bonds	—	18,271,076	—	18,271,076
Government Securities	—	9,118,825	—	9,118,825
Mortgage Backed Securities	—	18,477	—	18,477
Warrants	—	—	—	—
Repurchase Agreements	—	240,767	—	240,767
Total Investments in Securities	$345,488	$28,230,066	$—	$28,575,554

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Below are the transfers into or out of Levels 1 and 2 for the Funds using market values measured at the end of the reporting periods:

			Emerging	International		Credit
	International	Global	Markets	Small Cap	Core Plus	Focus
	Fund	Fund	Fund	Fund	Fund	Yield Fund
Transfers into Level 1	$—	$—	$17,872,447	$52,142,819	$—	$—
Transfers out of Level 1	—	—	13,235,124	3,900,695	—	—
Net Transfers
in/(out) of Level 1	$—	$—	$4,637,323	$48,242,124	$—	$—
Transfers into Level 2	$—	$—	$13,235,124	$3,900,695	$—	$—
Transfers out of Level 2	—	—	17,872,447	52,142,819	—	—
Net Transfers
in/(out) of Level 2	$—	$—	$(4,637,323)	$(48,242,124)	$—	$—

The transfers from Level 1 to Level 2 are due to the securities being fair valued as a result of market movements following the close of local trading and/or due to the lack of trading volume on September 30, 2014. The transfers from Level 2 to Level 1 are due to the securities no longer being fair valued as a result of trading on a stock exchange on September 30, 2014.

There were no Level 3 securities in the International Equity, Global Equity or International Small Cap Funds at the beginning or during the periods presented.

Below is a reconciliation that details the activity of securities in Level 3 in the Emerging Markets, Core Plus and Credit Focus Yield Funds during the period ended September 30, 2014:

	Emerging	Core	Credit
	Markets	Plus	Focus Yield
	Fund	Fund	Fund
Beginning Balance – October 1, 2013	$—	$1,285,702	$408,796
Purchases	—	—	—
Sales	—	(322,625)	(242,632)
Transfers in to level 3	21,726,498	—	—
Transfers out of level 3	—	(941,246)	(168,221)
Realized gains (losses), net	—	(21,831)	2,057
Change in unrealized gains (losses)	—	—	—
Ending Balance – September 30, 2014	$21,726,498	$—	$—

The transfer from Level 2 to Level 3 is due to the security being stale priced, as trading of the security had been suspended.  The transfers from Level 3 to Level 2 are due to the securities being quoted and the inputs being used to derive a price are observable.

The realized and unrealized gains and losses from Level 3 transactions are included with the net realized gains and losses on investments on the Statement of Assets and Liabilities. As of September 30, 2014 the Emerging Markets Fund had $664,523 of unrealized losses from Level 3 securities.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents information about unobservable inputs related to the Trust’s categories of Level 3 investments as of September 30, 2014.

	Fair Value	Valuation
	at 9/30/14	Techniques	Unobservable Inputs	Ranges
Common Stock	$21,726,498	Stale price	Last traded price	N/A

The following provides a general description of the impact of a change in an unobservable input on the fair value measurement and the interrelationship of unobservable inputs, where relevant and significant. Interrelationships may also exist between observable and unobservable inputs (for example, as interest rates rise, prepayment rates decline).

Common Stock

At regular intervals the unobservable inputs referred to above are reviewed and compared to publicly available information for reasonableness.  The Valuation Committee noted that trading of the security was halted pending an announcement containing inside information relating to a transaction by the controlling shareholder.  The Valuation Committee determined that based on the lack of relevant data about the market impact of the announcement, the security should be priced at the last traded price.

NOTE 3 − INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A. Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel, needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee.  The Advisor received a monthly fee at the annual rate of 0.80% of the first $5 billion of average daily net assets, and 0.70% of the amount of average daily net assets greater than $5 billion of the International Fund.  The Global Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund incurred a monthly fee at the annual rate of 0.80%, 0.95%, 0.95%, 0.35% and 0.50% based upon their average daily net assets, respectively.  For the year ended September 30, 2014, the International Fund, the Global Fund, the Emerging Markets Fund, the International Small Cap Fund, the Core Plus Fund and the Credit Focus Yield Fund incurred $3,957,751, $367,519, $8,114,975, $3,244,397, $131,768 and $152,629 in advisory fees, respectively.

Certain officers and trustees of the Trust are also officers of the Advisor.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s annual operating expenses, including repayment of previous waivers, to the following percentages of the Funds average daily net assets attributable to the specific classes through January 30, 2015 (the “Expense Cap Agreement”):

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Class A	Class C	Class E	Class I
International Fund	1.20%	1.95%	1.20%	1.00%
Global Fund	1.25%	2.00%	1.25%	1.00%
Emerging Markets Fund	1.37%	2.12%	N/A	1.12%
International Small Cap Fund	1.40%	2.15%	N/A	1.15%
Core Plus Fund	0.70%	N/A	0.70%	0.50%
Credit Focus Yield Fund	0.95%	N/A	N/A	0.70%

Any reimbursements or fee waivers made by the Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, any such repayment must be made before the end of the third full fiscal year after the fiscal year in which the related reimbursement or waiver occurred. For the year ended September 30, 2014, the Advisor waived expenses and/or reimbursed the Funds $0, $243,183, $379,267, $86,310, $259,463 and $170,772 for the International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund, respectively.

	Potential	Potential	Potential
	Recovery	Recovery	Recovery
	Expiring	Expiring	Expiring
	September 30,	September 30,	September 30,
Fund	2015	2016	2017
International Fund	$208,594	$458,927	$ —
Global Fund	229,270	255,029	243,183
Emerging Markets Fund	378,305	334,348	379,267
International Small Cap Fund	156,101	238,680	86,310
Core Plus Fund	218,903	237,047	259,463
Credit Focus Yield Fund	149,098	198,558	170,772

The Advisor did not recoup any fees previously waived or reimbursed for the Global Fund, Core Plus Fund and Credit Focus Yield Fund.  For the year ended September 30, 2014, the Advisor recouped fees previously waived or reimbursed in the amounts of:

Fund	Class A	Class C	Class E	Class I
International Fund	$ 232	$ 73	$2,889	$67,570
Emerging Markets Fund	$40,202	$1,065	N/A	$ —
International Small Cap Fund	$20,712	$2,035	N/A	$16,199

B. Administration Fee. U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.03% of the first $1 billion of the Trust’s average daily net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per Fund per annum which is allocated among Funds based on their average net assets. For the year ended September 30,

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

2014, the International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund incurred $127,078, $12,507, $213,889, $85,303, $9,408 and $7,775 in such fees, respectively.

C. Distribution and Servicing Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. A portion of the Funds’ distribution fees is paid by the Advisor.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Funds’ Class A and C shares. The Plan is designed to reimburse the Distributor or dealers for certain promotional and other sales related costs associated with sales of such Fund shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% and 0.75% of the average daily net assets of each Fund’s Class A and C shares, respectively. During the year ended September 30, 2014, the Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class C shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees of the Trust, including the vote of a majority of the Independent Trustees. For the year ended September 30, 2014, the following Funds incurred expenses pursuant to the Plan:

	Class A	Class C
International Fund	$ 12,695	$ 15,913
Global Fund	1,944	4,212
Emerging Markets Fund	540,379	113,801
International Small Cap Fund	135,586	47,712
Core Plus Fund	10,682	N/A
Credit Focus Yield Fund	10,262	N/A

Classes C, E and I of the Funds are permitted to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals with a written contract as shareholder servicing agent of the Funds, an annual fee for non-distribution sub-transfer agent and/or subaccounting services up to 0.25%, 0.25% and 0.05% of annual net assets attributable to Class C, Class E and Class I, respectively (the “Service Fee”).  For the year ended September 30, 2014, the Funds incurred the following Service Fees:

Fund	Class C	Class E	Class I
International Fund	$ 5,304	$69,938	$229,772
Global Fund	1,404	—	22,168
Emerging Markets Fund	37,934	N/A	311,441
International Small Cap Fund	15,904	N/A	140,460
Core Plus Fund	N/A	4,096	15,868
Credit Focus Yield Fund	N/A	N/A	—

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4 − PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short term investments, were as follows for the year ended September 30, 2014:

	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
International Fund	$—	$—	$253,255,812	$182,916,554
Global Fund	$—	$—	$16,228,407	$13,072,395
Emerging Markets Fund	$—	$—	$1,184,176,695	$183,573,488
International Small Cap Fund	$—	$—	$520,240,476	$74,081,450
Core Plus Fund	$17,096,974	$2,573,244	$4,560,071	$4,720,609
Credit Focus Yield Fund	$3,895,036	$4,796,868	$4,029,809	$2,849,032

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):

	International Fund				Global Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	9/30/2014		9/30/2013		9/30/2014		9/30/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	521	$8,960	45	$684	40	$1,024	7	$158
Class C	240	4,115	28	420	41	1,058	5	117
Class E	867	14,641	999	14,506	1	20	—	11
Class I	12,643	217,623	8,351	121,636	297	7,655	287	6,213
Issued on
Reinvestment
of Distributions
Class A	8	138	—	7	1	24	—	2
Class C	3	44	—	4	1	15	—	2
Class E	33	582	49	676	—	10	—	10
Class I	554	9,620	1,440	19,740	82	2,074	52	1,097
Shares Redeemed
Class A	(33)	(557)	(2)	(31)	(4)	(113)	—	(1)
Class C	(6)	(95)	(1)	(20)	(3)	(68)	—	—
Class E	(1,530)	(26,412)	(168)	(2,410)	—	(6)	—	(9)
Class I	(6,938)	(118,344)	(10,745)	(156,239)	(203)	(5,301)	(201)	(4,230)
Net Increase/
(Decrease)
Resulting from
Fund Share
Transactions	6,362	$110,315	(4)	$(1,027)	253	$6,392	150	$3,370

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

	Emerging Markets Fund				International Small Cap Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	9/30/2014		9/30/2013		9/30/2014		9/30/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	34,722	$341,994	9,423	$85,287	5,852	$81,558	2,208	$26,831
Class C	2,178	20,917	585	5,233	802	11,076	112	1,409
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	97,190	952,867	19,420	176,110	38,348	534,615	2,512	29,929
Issued on
Reinvestment
of Distributions
Class A	573	5,337	431	3,763	297	3,907	22	257
Class C	28	253	3	25	18	234	—	2
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	1,528	14,351	887	7,755	672	8,933	93	1,057
Shares Redeemed
Class A	(21,646)	(216,093)	(3,182)	(28,458)	(4,726)	(66,941)	(508)	(6,445)
Class C	(113)	(1,088)	(16)	(135)	(20)	(279)	—	(3)
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	(10,435)	(99,211)	(4,126)	(37,498)	(3,111)	(43,753)	(319)	(3,648)
Net Increase
Resulting from
Fund Share
Transactions	104,025	$1,019,327	23,425	$212,082	38,132	$529,350	4,120	$49,389

	Core Plus Fund				Credit Focus Yield Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	9/30/2014		9/30/2013		9/30/2014		9/30/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	889	$8,213	167	$1,568	84	$865	413	$4,286
Class E	106	980	198	1,874	N/A	N/A	N/A	N/A
Class I	2,548	23,734	1,880	17,634	190	1,953	559	5,818
Issued on
Reinvestment
of Distributions
Class A	12	109	2	19	8	86	5	52
Class E	4	41	29	271	N/A	N/A	N/A	N/A
Class I	101	940	126	1,181	61	626	67	693
Shares Redeemed
Class A	(834)	(7,748)	(11)	(108)	(315)	(3,249)	(4)	(36)
Class E	(26)	(244)	(816)	(7,693)	N/A	N/A	N/A	N/A
Class I	(1,218)	(11,290)	(1,407)	(13,114)	(88)	(913)	—	(2)
Net Increase/
(Decrease)
Resulting from
Fund Share
Transactions	1,582	$14,735	168	$1,632	(60)	$(632)	1,040	$10,811

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 6 − FEDERAL INCOME TAX MATTERS

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

			Emerging
	International	Global	Markets
	Fund	Fund	Fund
Cost of investments for tax purposes	$567,761,303	$42,000,704	$1,477,858,843
Gross tax unrealized appreciation	47,738,688	7,940,897	97,725,026
Gross tax unrealized depreciation	(59,484,870)	(1,848,436)	(143,830,099)
Net unrealized appreciation (depreciation)
on investments and foreign currency	(11,746,182)	6,092,461	(46,105,073)
Distributable ordinary income	420,516	503,787	23,707,423
Distributable long-term capital gains	—	2,796,569	16,361,353
Total distributable earnings	420,516	3,300,356	40,068,776
Other accumulated gains/(losses)	(85,858,088)	(24,530)	(152,039)
Total accumulated earnings	$(97,183,754)	$9,368,287	$(6,188,336)

	International
	Small Cap	Core Plus	Credit Focus
	Fund	Fund	Yield Fund
Cost of investments for tax purposes	$651,575,271	$45,974,057	$27,964,597
Gross tax unrealized appreciation	39,538,278	1,600,133	951,331
Gross tax unrealized depreciation	(55,980,152)	(460,433)	(340,374)
Net unrealized appreciation (depreciation)
on investments and foreign currency	(16,441,874)	1,139,700	610,957
Distributable ordinary income	14,505,234	23,698	6,706
Distributable long-term capital gains	11,858,340	288,913	16,688
Total distributable earnings	23,363,574	312,611	23,394
Other accumulated gains/(losses)	(77,601)	—	(8,705)
Total accumulated earnings	$9,844,099	$1,452,311	$625,646

The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments and the differences in classification of paydown gains and losses for tax purposes compared to book purposes. These differences are temporary.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

The tax composition of dividends for the periods ended September 30, 2014 and September 30, 2013 for the Funds, were as follows:

			Long Term		Return
	Ordinary Income		Capital Gains		of Capital
	2014	2013	2014	2013	2014	2013
International Fund	$10,891,932	$22,510,115	$—	$—	$—	$251,542
Global Fund	$1,036,532	$1,506,408	$1,113,245	$470,907	$—	$—
Emerging Markets Fund	$14,025,400	$9,388,621	$9,555,433	$2,564,709	$—	$—
International Small Cap Fund	$9,125,302	$1,497,320	$5,701,907	$59,783	$—	$—
Core Plus Fund	$1,057,596	$1,307,835	$49,808	$343,555	$—	$—
Credit Focus Yield Fund	$677,304	$678,771	$35,214	$63,200	$—	$—

Pursuant to Internal Revenue Code Section 852(b)(3), the International Fund designated the amount necessary to reduce the earnings and profits related to net capital gains to zero for the tax year ended September 30, 2014.

At September 30, 2014 the Funds had capital losses expiring and capital loss carryforwards utilized as indicated below:

Fund	2018	Indefinite	Utilized
International Fund	$29,067,216	$56,792,472	$30,494,850
Global Fund	—	—	—
Emerging Markets Fund	—	—	—
International Small Cap Fund	—	—	—
Core Plus Fund	—	—	—
Credit Focus Yield Fund	—	—	—

Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the periods ended September 30, 2014, the International Fund increased undistributed net investment income/loss by $1,992,930, decreased accumulated net realized gain/loss by $1,710,111 and decreased paid in capital by $282,819, due to certain permanent book and tax differences. The Global Fund increased undistributed net investment income/loss by $1,891 and decreased accumulated net realized gain/loss by $1,891. The Emerging Markets Fund decreased undistributed net investment income/loss by $1,195,965 and, increased accumulated net realized gain/loss by $1,195,965. The International Small Cap Fund decreased undistributed net investment income/loss by $134,057 and increased accumulated net realized gain/loss by $134,057. The Core Plus Fund increased undistributed net investment income/loss by $10,523 and decreased accumulated net realized gain/loss by $10,523.  The permanent book and tax differences are primarily due to reclassification of foreign currency transactions, passive foreign investment companies (PFIC) and paydown gains and losses.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 7 − OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value per share plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 5.75% for the International, Global, Emerging Markets and International Small Cap Funds, and 3.75% for the Core Plus and Credit Focus Yield Funds. A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the redemption value of the Class A Shares redeemed. Class C Shares include a 1.00% CDSC paid by redeeming shareholders within 12 months of purchase. As a result the redemption price may differ from the net asset value per share. The public offering prices for Class E and I shares are the respective net asset values. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

NOTE 8 – TRANSACTIONS WITH AFFILIATES

The following issuer was affiliated with the International Small Cap Fund, as the International Small Cap Fund held 5% or more of the outstanding voting securities of the issuer during the period October 1, 2013 through September 30, 2014.  As defined in Section (2)(a)(3) of the 1940 Act, such issuers are:

	Share			Share
	Balance At			Balance At		Value At
	October 1,			September 30,	Dividend	September 30,
Issuer Name	2013	Additions	Reductions	2014	Income	2014
Micronas
Semiconductor
Holding AG(1)	292,701	1,487,158	—	1,779,859	$38,861	$13,404,406
					$38,861	$13,404,406
(1) Issuer was not an affiliate as of October 1, 2013.

NOTE 9 – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 10 − OWNERSHIP BY AFFILIATED PARTIES

As of September 30, 2014, the Advisor or affiliates of the Advisor beneficially owned shares of the Funds as follows:

	International Equity Fund
	Class A	Class C	Class E	Class I
Shares	7	72	8,335	2,652
Percent of total
outstanding shares	0.00%	0.03%	0.92%	0.01%

					Emerging
					Markets
	Global Equity Fund				Fund
	Class A	Class C	Class E	Class I	Class I
Shares	5	50	6,630	897,964	25,055
Percent of total
outstanding shares	0.01%	0.13%	60.01%	50.64%	0.03%

	International
	Small Cap		Core Plus Fixed		Credit Focus
	Equity Fund		Income Fund		Yield Fund
	Class C	Class I	Class A	Class I	Class A	Class I
Shares	92	1,995,485	107	967,209	10	2,499,490
Percent of total
outstanding shares	0.01%	5.30%	0.05%	21.40%	0.01%	94.82%

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

Brandes Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of Brandes Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Emerging Markets Fund, Brandes International Small Cap Equity Fund, Brandes Core Plus Fixed Income Fund and Brandes Credit Focus Yield Fund (hereinafter collectively referred to as the “Funds”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of Brandes International Equity Fund, Brandes Core Plus Fixed Income Fund and Brandes Global Equity Fund for the period then ended September 30, 2010, were audited by other auditors whose report dated November 24, 2010 expressed an unqualified opinion on those statements.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
November 25, 2014

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

TAX NOTICE

For the periods ended September 30, 2014, 0.00%, 0.00%, 0.00%, 0.00%, 100.00% and 100.00% of the ordinary distributions paid by the International, Global, Emerging, International Small Cap, Core Plus and Credit Focus Yield Funds, respectively, qualify as interest related dividends under Internal Revenue Code Section 87(k)(1)(c).  For the periods ended September 30, 2014, 0.00%, 15.27%, 17.67%, 36.27%, 0.00% and 0.00% of the ordinary distributions paid by the International, Global, Emerging, International Small Cap, Core Plus and Credit Focus Yield Funds, respectively, were designated as short-term gain distributions under Internal Revenue Code Section 871(k)(2)(c).

The percentage of dividend income distributed for the year ended September 30, 2014, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100.00%, 96.77%, 51.46%, 24.45%, 2.68% and 5.81% for the International, Global, Emerging, International Small Cap, Core Plus, and Credit Focus Yield Funds, respectively.  Of the dividends paid by the International, Global, Emerging, International Small Cap, Core Plus, and Credit Focus Yield Funds, 0.00%, 20.30%, 0.00%, 0.00%, 2.68% and 5.81%, respectively, qualify for the corporate dividends received deduction.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

For the Year Ended September 30, 2014, the International Fund, Global Fund, Emerging Markets, and International Small Cap Fund earned foreign source income from dividends earned and paid foreign taxes, as noted below, which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code, with the exception of the foreign taxes paid in the United Kingdom.  The United Kingdom foreign taxes paid by the Funds do not qualify to be passed through to the Funds’ shareholders.

	Gross Foreign Income
				International
	International	Global	Emerging	Small Cap
	Fund	Fund	Markets	Fund
Argentina	$—	$—	$31,241	$28,070
Austria	—	—	191,356	—
Belgium	—	—	—	393,086
Bermuda	—	—	191,724	129,902
Brazil	1,662,031	101,035	5,658,955	206,520
Canada	—	—	—	632,792
Cayman Islands	—	—	1,649,453	—
Czech Republic	—	—	569,857	—
Denmark	—	—	—	49,002
Egypt	—	—	335,442	122,236
France	3,109,817	181,939	—	209,076
Germany	189,039	17,329	—	—
Greece	—	—	—	149,001
Hong Kong	388,347	29,915	3,513,912	739,347
Hungary	—	—	181,590	—
India	—	—	1,444,128	390,073
Indonesia	—	—	165,873	—
Ireland	405,077	30,910	—	—
Italy	1,245,809	86,943	—	547,253
Japan	3,408,200	188,219	—	1,740,987
Malaysia	—	11,617	198,438	—
Mexico	132,114	9,666	301,620	—
Netherlands	801,813	50,954	—	—
Pakistan	—	—	36,196	—
Panama	—	—	420,116	45,629
Philippines	—	—	—	62,255
Russia	435,519	34,365	5,151,065	—
Singapore	—	—	100,264	180,427
South Korea	210,427	12,620	1,467,436	44,394
Spain	309,107	18,969	—	—
Sweden	267,479	24,012	—	111,376
Switzerland	691,599	69,231	—	38,861
Turkey	—	7,639	1,261,168	108,405
United Kingdom	4,405,824	315,768	208,810	959,317
	$17,662,202	$1,191,131	$23,078,644	$6,888,009

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

	Foreign Tax Paid
				International
	International	Global	Emerging	Small Cap
	Fund	Fund	Markets	Fund
Argentina	$—	$—	$4,073	$3,460
Austria	—	—	28,703	—
Belgium	—	—	—	58,963
Brazil	179,469	9,603	575,951	—
Canada	—	—	—	94,919
Czech Republic	—	—	167,973	—
Denmark	—	—	—	7,350
France	465,984	26,903	—	31,361
Greece	—	—	—	14,900
Hong Kong	24,802	2,991	189,943	35,317
Indonesia	—	—	33,175	—
Italy	149,898	8,938	—	82,088
Japan	418,653	23,268	—	204,799
Mexico	—	—	10,324	—
Netherlands	100,871	7,643	—	—
Pakistan	—	—	3,620	—
Philippines	—	—	—	18,676
Russia	51,822	4,061	526,358	—
South Korea	46,294	2,776	322,836	9,767
Spain	46,366	2,845	—	—
Sweden	40,122	3,602	—	16,706
Turkey	—	1,146	187,950	16,261
United Kingdom	440,582	31,577	20,881	95,932
	$1,964,863	$125,353	$2,071,787	$690,499

Brandes Investment Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Funds investment objectives and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

		Term of
		Office		Number	Other
		and	Principal	of Trust	Directorships/
	Position(s)	Length	Occupation	Series	Trusteeships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Age	Trust	Served(1)	5 Years	by Trustee	Trustee
Independent Trustees(2)
J. Michael Gaffney, CFA	Trustee	Since	Independent	7	None
11988 El Camino Real,		June	Consultant,
Suite 600		2004	NATIXIS Global
San Diego, CA 92130			Asset Management,
(Age 73)			North America from
			2004 to 2011.

Jean E. Carter	Trustee	Since	Retired since 2005.	7	Bridge Builder
11988 El Camino Real,	and	April			Trust
Suite 600	Chairman	2008
San Diego, CA 92130
(Age 57)

Robert M. Fitzgerald, CPA	Trustee	Since	Retired.	7	Hotchkis and
(inactive)		April			Wiley Mutual
11988 El Camino Real,		2008			Funds
Suite 600
San Diego, CA 92130
(Age 62)

Craig Wainscott, CFA	Trustee	Since	Partner with The	7	None
11988 El Camino Real,		February	Paradigm Project
Suite 600		2012	and advisor to
San Diego, CA 92130			early-stage companies.
(Age 53)

Brandes Investment Trust

INFORMATION ABOUT TRUSTEES AND OFFICERS — (Unaudited) (continued)

Term of
		Office		Number	Other
		and	Principal	of Trust	Directorships/
	Position(s)	Length	Occupation	Series	Trusteeships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Age	Trust	Served(1)	5 Years	by Trustee	Trustee

“Interested” Trustees(3)
Oliver Murray	Trustee	Since	Chief Executive	7	None
11988 El Camino Real,		February	Officer, Brandes
Suite 600		2012	Investment Partners
San Diego, CA 92130			& Co.; Managing
(Age 51)			Director − PMCS of
Brandes Investment
Partners, L.P., the
investment advisor
to the Funds
(the “Advisor”).

Jeff Busby, CFA	Trustee	Since	Executive Director	7	None
11988 El Camino Real,	and	July	of the Advisor.
Suite 600	President	2006
San Diego, CA 92130
(Age 53)

Officers of the Trust

Thomas M. Quinlan	Secretary	Since	Associate General	N/A	N/A
11988 El Camino Real,		June	Counsel of the
Suite 600		2003	Advisor.
San Diego, CA 92130
(Age 43)

Gary Iwamura, CPA	Treasurer	Since	Finance Director	N/A	N/A
11988 El Camino Real,		September	of the Advisor.
Suite 600		1997
San Diego, CA 92130
(Age 57)

George Stevens	Chief	Since	Director, Beacon	N/A	N/A
11988 El Camino Real,	Compliance	January	Hill Fund Services,
Suite 600	Officer	2010	Inc.
San Diego, CA 92130
(Age 63)
__________

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

(This Page Intentionally Left Blank.)

ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 600
San Diego, CA 92130
800.331.2979

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017

LEGAL COUNSEL

Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes International Equity Fund, the Brandes Global Equity Fund, the Brandes Emerging Markets Fund, the Brandes International Small Cap Equity Fund, the Brandes Core Plus Fixed Income Fund and the Brandes Credit Focus Yield Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

SEPARATELY MANAGED
ACCOUNT RESERVE TRUST

ANNUAL REPORT

For the year ended
September 30, 2014

Brandes Separately Managed Account Reserve Trust

Dear Shareholder:

The Brandes Separately Managed Account Reserve Trust Fund (Class I Shares) gained 7.13% during the 12 months ended September 30, 2014, while its benchmark, the Barclays U.S. Aggregate Bond Index, returned 3.96%.

In this letter, we will examine the sector- and security-specific factors that affected the Fund’s performance. We will also review changes in the Fund’s composition during the fiscal year and how the Fund is positioned for the future.

The Markets
Fixed-income markets maintained their upward trajectory for the most part of the last 12 months amid a number of positive themes that helped drive returns in all taxable bond sectors. These included 1) continued easy monetary policy globally, especially in the United States; 2) strength of the U.S. economy, which has outperformed its developed-country peers; and 3) low volatility for much of the period.

In February, the Board of Governors of the Federal Reserve System welcomed Janet Yellen as its 15th Chair, taking over the helm from Ben Bernanke to begin her four-year term in arguably the world’s most influential central bank. Ms. Yellen leads the Fed in determining the direction of U.S. monetary policy, pursuing three objectives: inflation control, full employment and stable economic growth. Capital markets had a generally positive reaction to the new Fed leader amid expectations that she would adhere to Mr. Bernanke’s blueprint on tapering the Fed’s quantitative-easing program as the U.S. economy gains further steam.

Toward the close of the Fund’s fiscal year, the fixed-income markets experienced mini bouts of volatility, leading to negative returns for many taxable fixed-income asset classes in the third quarter of 2014. Treasury rates continued their largely unexpected downward path at the beginning of the quarter — with the 10-year U.S. Treasury touching a 2014 year-to-date low of 2.34% in late August. The persistent strength of U.S. Treasuries thus far in 2014 appeared to be fueled by Fed policy. While the central bank has been gradually unwinding the past several years’ easy monetary policy, it remains highly accommodative and historically unprecedented.

During much of the 12-month period, geopolitical concerns weighed on investor sentiment. In the second quarter of 2014, the market was focused on the Russian annexation of Crimea, while in the third quarter the focus was on the escalation of violence from the Islamic State.

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Brandes Separately Managed Account Reserve Trust

The Fund
The Fund’s positive absolute and relative performance during the fiscal year was led primarily by holdings in floating rate securities backed by pools of private student loans. Electric utilities were also a strong contributor to performance during the period.

The largest detractor from performance was the duration positioning of the Fund. We have biased the Fund within our range for higher interest rates in the long term by maintaining a relatively shorter duration in the range of 80-85% of the benchmark. This positioning detracted from performance as the 10-year U.S. Treasury rate dropped by approximately 0.15% during the trailing 12 months.

During the third quarter, the Fund initiated a new position in Cloud Peak Energy (6.375% coupon rate, maturing in March 2024 and a rating of B1/BB-). Cloud Peak Energy is a pure play coal miner. It is the lowest-cost player in the lowest cost-mining region in the world — the Powder River Basin, located in southeast Montana and northeast Wyoming. Coal mining is a highly cyclical industry, and producers have high fixed costs. Additionally, the coal industry is facing significant structural headwinds and powerful negative sentiment, owing to coal’s status as dirty energy. U.S. coal demand has been largely stagnant due to a combination of low natural gas prices and much stricter emission regulations. What we find attractive about Cloud Peak Energy is that the company’s ardent focus on cost control should enable the company to generate positive cash flows through the volatile demand and pricing cycles. The quality of the mining assets at Cloud Peak Energy also supports strong asset coverage, in our view. Finally, coal miners operating in the Powder River Basin continue to take market share from operators in the Appalachians, where the extraction costs are much higher.

In the second quarter, we added to existing holdings in Masco Corp. (rated Ba3/BBB-). Masco manufactures a number of home-improvement and building products, including faucets, cabinets, architectural coatings and windows, and is one of the largest installers of insulation for new-home construction. Masco posted steady improvement in sales and EBITDA in 2013 consistent with improvement in the housing market. Additionally, the company continues to chip away at reducing its debt load. We added to our existing holding in a 2016 maturity. We believe Masco is an improving credit with an attractive yield in the front-end of the yield curve.

During the fiscal year, another transaction of note was the swap of our holding in Sappi Papier 7.75% 7/15/17 (rated Ba2/BB) into a longer maturity Sappi Papier 6.625% 4/15/21(Ba2/BB). Sappi is a South African based company that is one of the global market leaders in paper. It is geographically diversified with 59% of sales in Europe, 23% in North America and 18% in South Africa. It is also a low cost leader

2

Brandes Separately Managed Account Reserve Trust

in the industry. More recently Sappi has undertaken a large capital expenditure program to convert two plants (one in North America and one in South Africa) to produce chemical cellulose. Chemical cellulose is a dissolving wood pulp that is in a wide range of consumer products from food to packaging, but in particular it is used as a fiber in clothing and textiles. With the recent plant conversions, Sappi has become the largest chemical cellulose producer in the world.

We made our initial investment in Sappi in September 2013 as we viewed the company’s large capital expenditure program as a long-term positive. However, at that time, the company’s EBITDA was lower, free cash flow was negative and liquidity was stressed. Since our initial investment, the two plant conversions are now completed and fully operational, and we have seen Sappi return to positive free cash flow – allowing the company to pay down debt and improve leverage ratios. Similar to our investment in the 2017 maturity (mentioned above), we purchased first lien notes, which are secured by the company’s physical plant assets from several facilities worldwide. While we expect that credit metrics are at an inflection point and should continue to improve, the asset coverage provided by the first lien structure, we believe, gives us protection in the event that liquidity or credit metrics become further stressed. The transaction allowed us to move into a lower-priced issue and also pick up additional yield.

Outlook
We are as cautious today on the market as we have been over the last decade. Corporate credit spreads continue to grind tighter as many investors gravitate to any instrument offering an attractive yield. Balance sheets remain in good shape, but we are seeing signs that aggregate credit quality may have peaked and more companies are actively considering or implementing shareholder enhancement actions that are often detrimental to underlying credit quality. Agency mortgage-backed security spreads also remain tight. Even with the tapering program, the Fed is buying virtually all of the net new supply — creating a strong supply/demand imbalance in that market.

Due to these concerns, we have positioned the Fund defensively. The duration of the Fund is near the bottom end of our duration range as we anticipate higher interest rates over the longer term. Our high-yield weighting is at the lowest level it has been in 10 years. Within the corporate bonds we hold, we have favored shorter to intermediate maturities. Finally, the securities that we have added recently fit the theme of offering, in our view, an attractive yield for strong asset coverage and steady and predictable cash flows.

As a nimble manager, Brandes can take advantage of market dynamics and volatility to find potentially mispriced bonds, buying them at a discount to our estimates of their true worth. Importantly, amid constantly evolving and complex

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Brandes Separately Managed Account Reserve Trust

markets, look to Brandes to consistently employ a straightforward, transparent and focused approach to pursuing value on your behalf.

Sincerely yours,

The Brandes Fixed Income Investment Committee
Brandes Investment Trust

Timothy Doyle, CFA, Chuck Gramling, CFA, David Gilson, CFA

Duration: The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

EBITDA: Earnings before interest, taxes, depreciation and amortization

Free Cash Flow: Operating cash flow less capital expenditures

Yield: Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Source for bond ratings: Moody’s and Standard & Poor’s. Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s.  The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion.  Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Past performance does not guarantee future results.

Market conditions may impact performance.  The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

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Brandes Separately Managed Account Reserve Trust

The Fund invests in foreign securities, which involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets.

International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes; such risks may result in greater share price volatility. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States.  Stock and bond prices will experience market fluctuations.  Please note that the value of government securities and bonds in general have an inverse relationship to interest rates.  Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment.  There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio.  Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information.  Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses.  In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

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Brandes Separately Managed Account Reserve Trust

Index Guide
The Barclays U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976. The index is a total return index which reflects the price changes and interest of each bond in the index.

Please note that all indices are unmanaged are not available for direct investment.

The Brandes Separately Managed Account Reserve Trust is distributed by Quasar Distributors, LLC.

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Brandes Separately Managed Account Reserve Trust

The following chart compares the value of a hypothetical $10,000 investment in the Separately Managed Account Reserve Trust from its inception (October 3, 2005) to September 30, 2014 as compared with the Barclays Capital U.S. Aggregate Index and Barclays Capital U.S. Intermediate Credit Index.

Cumulative Performance of $10,000 Investment
Since Inception

	Average Annual Total Return
	Periods Ended September 30, 2014
				Since
	One	Three	Five	Inception
	Year	Year	Year	(10/3/05)
Separately Managed Account
Reserve Trust	7.13%	8.80%	10.42%	6.16%
Barclays Capital
U.S. Aggregate Index	3.96%	2.43%	4.12%	4.86%
Barclays Capital
U.S. Intermediate Credit Index	4.04%	4.09%	5.17%	5.25%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

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Brandes Separately Managed Account Reserve Trust

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
September 30, 2014

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

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Brandes Separately Managed Account Reserve Trust

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 to September 30, 2014 (the “Period”).

Actual Expenses
This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
Separately Managed Account
Reserve Trust**	$1,000.00	$1,019.70	0.00%	$0.00

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Brandes Separately Managed Account Reserve Trust

Hypothetical Example for Comparison Purposes
This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
Separately Managed Account
Reserve Trust**	$1,000.00	$1,025.07	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period).
**
No expenses have been charged to the SMART Fund over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — September 30, 2014

	Principal
	Amount	Value
MORTGAGE RELATED SECURITIES – 0.37%
Collateralized Mortgage Obligations – 0.01%
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR14, 5.894%, 10/25/2036 (e)	$15,156	$14,828
Sub-Prime Mortgages – 0.36%
Structured Asset Investment Loan Trust
Series A3, 0.915%, 07/25/2035	498,789	491,375
TOTAL MORTGAGE RELATED SECURITIES
(Cost $506,154)		$506,203

US GOVERNMENTS – 17.31%
Sovereign – 17.31%
United States Treasury Bond
4.750%, 02/15/2037	$1,535,000	$1,960,963
United States Treasury Note
3.375%, 11/15/2019	3,560,000	3,832,842
2.000%, 11/15/2021	7,815,000	7,693,500
2.000%, 02/15/2023	10,775,000	10,455,963
TOTAL US GOVERNMENTS
(Cost $23,342,849)		$23,943,268

	Shares	Value
COMMON STOCKS – 0.39%
Paper & Forest Products – 0.39%
Resolute Forest Products, Inc. (a)	34,174	$534,481
TOTAL COMMON STOCKS
(Cost $3,202,826)		$534,481

PREFERRED STOCKS – 3.93%
Banks & Thrifts – 2.46%
Ally Financial, Inc., 8.500%	126,200	$3,398,566
Technology Hardware & Equipment – 1.47%
Pitney Bowes International Holdings, Inc., 6.125% (b)	1,879	2,035,192
TOTAL PREFERRED STOCKS
(Cost $4,767,540)		$5,433,758

The accompanying notes are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — September 30, 2014 (continued)

	Principal
	Amount	Value
ASSET BACKED SECURITIES – 3.67%
Student Loan – 3.67%
SLM Private Credit Student Loan Trust
Series 2004-B, 0.664%, 09/15/2033	$1,500,000	$1,366,212
Series 2005-A, 0.544%, 12/15/2038	1,865,000	1,689,388
Series 2006-A, 0.524%, 06/15/2039	2,200,000	2,019,595
TOTAL ASSET BACKED SECURITIES
(Cost $4,753,497)		$5,075,195

CORPORATE BONDS – 71.10%
Automobiles – 1.27%
Chrysler Group LLC
8.250%, 06/15/2021	$1,615,000	$1,760,350

Banks & Thrifts – 12.15%
Ally Financial, Inc.
6.750%, 12/01/2014	3,041,000	3,056,205
First Horizon National Corp.
5.375%, 12/15/2015	1,780,000	1,865,582
JP Morgan Chase & Co.
7.900%, Perpetual	5,620,000	6,083,650
Regions Financial Corp.
5.750%, 06/15/2015	3,890,000	4,013,982
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	1,500,000	1,788,633
		16,808,052
Building Materials – 8.64%
CRH America, Inc.
6.000%, 09/30/2016	1,915,000	2,094,604
Masco Corp.
6.125%, 10/03/2016	4,485,000	4,785,495
Mohawk Industries, Inc.
6.125%, 01/15/2016	1,221,000	1,298,802
Owens Corning
6.500%, 12/01/2016	750,000	826,235
USG Corp.
6.300%, 11/15/2016	2,790,000	2,939,963
		11,945,099
Commercial Services & Supplies – 1.03%
The ADT Corp.
3.500%, 07/15/2022	1,640,000	1,418,600

Diversified Financial Services – 1.81%
Voya Financial, Inc.
5.500%, 07/15/2022	2,220,000	2,502,724

The accompanying notes are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — September 30, 2014 (continued)

	Principal
	Amount	Value
Electric Utilities – 10.92%
DPL, Inc.
7.250%, 10/15/2021	$2,100,000	$2,168,250
EDP Finance BV
4.900%, 10/01/2019 (b)	4,450,000	4,595,292
FirstEnergy Corp.
7.375%, 11/15/2031	3,950,000	4,669,635
Israel Electric Corporation Ltd.
7.250%, 01/15/2019 (b)	3,275,000	3,668,000
		15,101,177
Energy – 1.25%
Valero Energy Corp.
9.375%, 03/15/2019	1,340,000	1,723,161
Food, Beverage & Tobacco – 4.96%
Pilgrims Pride Corp.
7.875%, 12/15/2018	1,790,000	1,870,550
Tyson Foods, Inc.
6.600%, 04/01/2016	4,615,000	4,993,388
		6,863,938
Forest Products & Paper – 1.43%
Sappi Papier Holding GmbH
6.625%, 04/15/2021 (b)	1,915,000	1,982,025

Healthcare Providers & Services – 0.92%
Laboratory Corp. of America Holdings
3.750%, 08/23/2022	1,250,000	1,264,281

Homebuilders – 8.97%
Centex Corp.
6.500%, 05/01/2016	2,695,000	2,876,913
Lennar Corp.
5.600%, 05/31/2015	4,440,000	4,534,350
Toll Brothers Finance Corp.
5.150%, 05/15/2015	4,235,000	4,319,700
Urbi Desarrollos Urbanos SA
9.500%, 01/21/2020 (b)(d)(e)	5,140,000	668,200
		12,399,163
Insurance – 5.45%
American International Group, Inc.
6.400%, 12/15/2020	2,785,000	3,313,362
CNA Financial Corp.
7.350%, 11/15/2019	1,700,000	2,043,099
5.875%, 08/15/2020	1,250,000	1,425,508
Marsh & McLennan Cos, Inc.
5.750%, 09/15/2015	714,000	747,836
		7,529,805

The accompanying notes are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — September 30, 2014 (continued)

	Principal
	Amount	Value
Media – 1.21%
McGraw Hill Financial, Inc.
5.900%, 11/15/2017	$1,525,000	$1,675,103

Metals & Mining – 0.95%
ArcelorMittal SA
5.500%, 03/01/2021	1,255,000	1,319,319

Oil & Gas, & Consumable Fuels – 4.82%
Chesapeake Energy Corp.
6.625%, 08/15/2020	3,555,000	3,921,165
Cloud Peak Energy, Inc.
6.375%, 03/15/2024	1,005,000	969,825
Kinder Morgan, Inc.
7.000%, 06/15/2017	1,610,000	1,775,025
		6,666,015
Pharmaceutical – 0.99%
Valeant Pharmaceuticals International
6.750%, 08/15/2018 (b)	1,300,000	1,371,500

Retail – 2.53%
Marks & Spencer Plc
7.125%, 12/01/2037 (b)	2,975,000	3,501,453

Telecommunications – 1.80%
Telecom Italia Capital SA
6.999%, 06/04/2018	840,000	945,000
Telefonica Emisiones SAU
5.462%, 02/16/2021	1,390,000	1,547,982
		2,492,982
TOTAL CORPORATE BONDS
(Cost $90,636,200)		$98,324,747

	Contracts	Value
WARRANTS – 0.00%
Semiconductors – 0.00%
MagnaChip Semiconductor Corp.
Expiration Date: November 2014, Exercise Price: 1.97 (a)(c)(e)	80,400	$—
TOTAL WARRANTS
(Cost $863,486)		$—

The accompanying notes are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — September 30, 2014 (continued)

	Principal
	Amount	Value
TIME DEPOSIT – 3.91%
State Street Euro Dollar Time Deposit, 0.010%, due 10/01/14	$5,406,432	$5,406,432
TOTAL TIME DEPOSIT
(Cost $5,406,432)		$5,406,432
Total Investments (Cost $133,478,984) – 100.68%		$139,224,084
Liabilities in Excess of Other Assets – (0.68%)		(933,747)
TOTAL NET ASSETS – 100.00%		$138,290,337
__________

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Rule) or pursuant to another exemption from registration. The market values of these securities total $17,821,662 which represents 12.89% of total net assets.

(c)
The price of this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. This security represents $0.00 or 0.00% of the Fund’s net assets and is classified as Level 2. See Note 2 in the Notes to Financial Statements.

(d)	In default.
(e)	These securities have limited liquidity and represent $683,028 or 0.49% of the Fund’s net assets and are classified as Level 2 securities. See Note 2 in the Notes to Financial Statements.

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF ASSETS AND LIABILITIES — September 30, 2014

ASSETS
Investments in securities, at cost	$133,478,984
Investment in securities, at value	$139,224,084
Receivables:
Fund shares sold	212,201
Dividends and interest	1,994,866
Total Assets	141,431,151
LIABILITIES
Payables:
Securities purchased	2,482,069
Fund shares redeemed	655,335
Dividends payable	3,410
Total Liabilities	3,140,814
NET ASSETS	$138,290,337
COMPONENTS OF NET ASSETS
Paid-in capital	$159,905,669
Undistributed net investment income	—
Accumulated net realized loss on investments	(27,360,432)
Net unrealized appreciation on investments	5,745,100
Total Net Assets	$138,290,337
Net asset value, offering price and redemption proceeds per share
Net Assets	$138,290,337
Shares outstanding (unlimited shares authorized without par value)	15,322,201
Offering and redemption price	$9.03

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF OPERATIONS — For the Year Ended September 30, 2014

INVESTMENT INCOME
Income
Dividend income	$378,394
Interest income	6,334,219
Total income	6,712,613
Expenses (Note 3)
Total expenses	—
Less reimbursement / waiver	—
Total expenses net of reimbursement / waiver	—
Net investment income	6,712,613
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	594,835
Net change in unrealized appreciation on investments	1,545,293
Net realized and unrealized gain on investments	2,140,128
Net Increase in net assets resulting from operations	$8,852,741

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$6,712,613	$7,375,564
Net realized gain (loss) on investments	594,835	(1,917,766)
Net change in unrealized appreciation on investments	1,545,293	275,348
Net increase in net assets
resulting from operations	8,852,741	5,733,146
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(6,988,855)	(7,462,478)
Decrease in net assets from distributions	(6,988,855)	(7,462,478)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	39,454,142	28,518,289
Net asset value of shares issued
on reinvestment of distributions	6,898,576	6,645,826
Cost of shares redeemed	(36,195,560)	(48,751,533)
Net increase (decrease) in net assets
from capital share transactions	10,157,158	(13,587,418)
Total increase (decrease) in net assets	12,021,044	(15,316,750)
NET ASSETS
Beginning of the Year	126,269,293	141,586,043
End of the Year	$138,290,337	$126,269,293
Undistributed net investment income	$—	$202,052

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2014	2013	2012	2011	2010
Net asset value,
beginning of period	$8.89	$9.01	$8.32	$8.46	$7.46
Income from
investment operations:
Net investment income(2)	0.46	0.51	0.49	0.52	0.60
Net realized and unrealized
gain/(loss) on investments	0.16	(0.12)	0.73	(0.12)	0.97
Total from investment operations	0.62	0.39	1.22	0.40	1.57
Less dividends and distributions:
Dividends from net
investment income	(0.48)	(0.51)	(0.53)	(0.54)	(0.57)
Total dividends and distributions	(0.48)	(0.51)	(0.53)	(0.54)	(0.57)
Net asset value, end of period	$9.03	$8.89	$9.01	$8.32	$8.46
Total return	7.13%	4.42%	15.13%	4.61%	21.81%
Net assets, end
of period (millions)	$138.3	$126.3	$141.6	$142.4	$158.5
Ratio of net expenses
to average net assets(1)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income
to average net assets(1)	5.12%	5.61%	5.66%	5.98%	7.53%
Portfolio turnover rate	21.61%	28.88%	27.44%	56.16%	36.90%
__________

(1)
Reflects the fact that no fees or expenses are incurred by the Fund.  The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor.  Participants in these programs pay a “wrap” fee to the sponsor of the program.

(2)	Net investment income per share has been calculated based on average shares outstanding during the period.

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1 − ORGANIZATION

The Separately Managed Account Reserve Trust (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in debt securities and seeks to maximize total return.

NOTE 2 − SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest (which is recorded in the Schedule of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the Fund’s collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing the Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

B.
Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign

20

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period.  The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.
Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market values of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors.  The Fund did not have any open commitments on delayed delivery securities as of September 30, 2014.

D.
Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the bases of identified costs. Distributions from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. The Fund amortizes premiums and accretes discounts using the constant yield method.

E.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses and disclosure of contingent assets and liabilities and revenue and expenses at the date of the financial statements. Actual results could differ from those estimates.

F.
Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into

21

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.
Accounting for Uncertainty in Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust has adopted financial reporting rules that require the Trust to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Fund are those that are open for exam by taxing authorities (2011 through 2014). As of September 30, 2014, the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2014. The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.
Fair Value Measurements. The Trust has adopted accounting principles generally accepted in the United States of America (“US GAAP”) related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 — Other significant observable market inputs including quoted prices for similar instruments in active markets; quoted adjusted prices in

22

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among broker market makers.

Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

I.	Security Valuation. Bonds and other fixed-income securities (other than short-term securities) are valued using the bid price on the day of the valuation provided by an independent pricing service.

Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value.  These investments are categorized as Level 2 of the fair value hierarchy.

The Trust has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

23

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

The Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the Fund’s portfolio turnover rate.

24

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy only if there are significant observable inputs used.

Common stocks, exchange-traded fund shares and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price, in the case of common stocks and exchange-traded fund shares, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE.”) These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. None of the Fund’s securities were fair valued utilizing this method as of September 30, 2014.

Investments in registered open-end management investment companies will be valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds are valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers

25

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

and dealers or independent pricing services are unreliable. Warrants are fair valued by the Valuation Committee based on intrinsic value, which is derived by calculating the difference between the underlying equity security’s price and the strike price of the warrant, including the effect of any relevant conversion ratios. The securities fair valued by the Valuation Committee are indicated on the Schedule of Investments. These securities are classified as Level 2 or Level 3 of the fair value hierarchy. Certain vendor priced securities may also be considered Level 3 if significant unobservable inputs are used by the vendors.

The following is a summary of the inputs used, as of September 30, 2014, involving the Fund’s assets carried at value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investment in Securities
SMART Fund
Equities	$534,481	$—	$—	$534,481
Preferred Stocks	3,398,566	2,035,192	—	5,433,758
Asset Backed Securities	—	5,075,195	—	5,075,195
Corporate Bonds	—	98,324,747	—	98,324,747
Government Securities	—	23,943,268	—	23,943,268
Mortgage Backed Securities	—	506,203	—	506,203
Time Deposit	—	5,406,432	—	5,406,432
Total Investments in Securities	$3,933,047	$135,291,037	$—	$139,224,084

There were no transfers into or out of levels 1 and 2 for the Fund during the reporting period.

Below is a reconciliation that details the activity of securities in Level 3 during the year ended September 30, 2014:

Beginning Balance − October 1, 2013	$5,911,188
Purchases	—
Sales	(1,642,362)
Transfers into level 3	—
Transfers out of level 3	(4,176,446)
Realized losses	(92,380)
Change in unrealized gains	—
Ending Balance − September 30, 2014	$—

The transfers from Level 3 to Level 2 are due to the securities being quoted and the inputs being used to derive a price are observable.

The realized gains and losses from Level 3 transactions are included with the net realized gains and losses on investments on the Statement of Assets and Liabilities.

26

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3 − INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.
Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements of the Fund reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund and the Advisor. Typically, participants in these programs pay a “wrap-fee” to their investment advisors. Although the Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from its relationships with the sponsors of wrap-fee programs for which the Fund is an investment option.

Certain officers and Trustees of the Trust are also officers of the Advisor.

B.
Administration Fee. U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. For its services, the Administrator receives an annual fee at the rate of 0.03% of the Trust’s average daily net assets for the first $1 billion in net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per series of the Trust per annum which is allocated among the series based on their average net assets. The Advisor compensates the Administrator on behalf of the Fund for the services the Administrator performs for the Fund.

C.
Distribution and Service Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. All of the Fund’s distribution fees are paid by the Advisor.

27

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4 − PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows for the year ended September 30, 2014:

U.S. Government		Other
Purchases	Sales	Purchases	Sales
$26,127,174	$6,140,955	$10,224,801	$21,280,986

NOTE 5 − CAPITAL STOCK TRANSACTIONS

The Fund’s capital stock activity in shares and dollars during the year ended September 30, 2014 and 2013, was as follows (shares and dollar amounts in thousands):

	Year Ended 9/30/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares Sold	4,348	$39,454	3,149	$28,518
Issued on Reinvestment of Distributions	761	6,899	734	6,646
Shares Redeemed	(3,995)	(36,196)	(5,395)	(48,751)
Net Increase/(Decrease) Resulting
from Fund Share Transactions	1,114	$10,157	(1,512)	$(13,587)

NOTE 6 − FEDERAL INCOME TAX MATTERS

As of September 30, 2014, the Fund’s components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$133,621,693
Gross tax unrealized appreciation	10,209,633
Gross tax unrealized depreciation	(4,607,242)
Net unrealized appreciation on investments	5,602,391
Distributable ordinary income	—
Distributable long-term capital gains	—
Total distributable earnings	—
Other accumulated losses	(27,217,723)
Total accumulated losses	$(21,615,332)

The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes. The difference between book and tax basis unrealized depreciation on investments and foreign currency is due primarily to timing differences resulting from wash sale transactions. These differences are temporary.

28

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

As of September 30, 2014, the Fund had capital losses expiring on September 30, 2017, 2018 and 2019 in the amounts of $12,139,741, $6,084,748 and $6,501,831, respectively. As of September 30, 2014, the Fund had a capital loss with an indefinite expiration in the amount of $2,491,403.

The tax composition of dividends for the periods ended September 30, 2014 and September 30, 2013 for the Fund were as follows:

		Long Term		Return
Ordinary Income		Capital Gains		of Capital
2014	2013	2014	2013	2014	2013
$6,936,413	$7,462,478	$—	$—	$52,442	$—

Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2014, as a result of its reclassifications the Fund’s undistributed net investment income was increased by $74,190, accumulated net realized loss was decreased by $21,748 and decreased paid in capital by $52,442.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

NOTE 7 − RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

NOTE 8 − OWNERSHIP BY AFFILIATED PARTIES

As of September 30, 2014, the Advisor or an affiliate of the Advisor beneficially owned 766,549 shares of the Fund which comprised 5.00% of the total outstanding shares.

29

Brandes Separately Managed Account Reserve Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of the Brandes Investments Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Brandes Separately Managed Account Reserve Trust (hereinafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period then ended September 30, 2010, were audited by other auditors whose report dated November 24, 2010 expressed an unqualified opinion on those statements.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
November 25, 2014

30

Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http:// www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

TAX NOTICE

For the periods ended September 30, 2014, 90.61% of the ordinary distributions paid by the SMART Fund qualify as interest related dividends under Internal Revenue Code Section 87(k)(1)(c).  For the periods ended September 30, 2014, none of the ordinary distributions paid by SMART Fund, were designated as short-term gain distributions under Internal Revenue Code Section 871(k)(2)(c).

The percentage of dividend income distributed for the year ended September 30, 2014, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 is 5.60% for the SMART Fund. Of the dividends paid by the SMART Fund, 5.60% qualify for the corporate dividends received deduction.

31

Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

		Term of
		Office		Number	Other
		and	Principal	of Trust	Directorships/
	Position(s)	Length	Occupation	Series	Trusteeships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Age	Trust	Served(1)	5 Years	by Trustee	Trustee

Independent Trustees(2)

J. Michael Gaffney, CFA	Trustee	Since	Independent	7	None
11988 El Camino Real,		June	Consultant,
Suite 600		2004	NATIXIS Global
San Diego, CA 92130			Asset Management,
(Age 73)			North America from
			2004 to 2011.

Jean E. Carter	Trustee	Since	Retired since 2005.	7	Bridge Builder
11988 El Camino Real,	and	April			Trust
Suite 600	Chairman	2008
San Diego, CA 92130
(Age 57)

Robert M. Fitzgerald, CPA	Trustee	Since	Retired.	7	Hotchkis and
(inactive)		April			Wiley Mutual
11988 El Camino Real,		2008			Funds
Suite 600
San Diego, CA 92130
(Age 62)

Craig Wainscott, CFA	Trustee	Since	Partner with The	7	None
11988 El Camino Real,		February	Paradigm Project
Suite 600		2012	and advisor to
San Diego, CA 92130			early-stage companies.
(Age 53)

32

Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Term of
		Office		Number	Other
		and	Principal	of Trust	Directorships/
	Position(s)	Length	Occupation	Series	Trusteeships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Age	Trust	Served(1)	5 Years	by Trustee	Trustee

“Interested” Trustees(3)

Oliver Murray	Trustee	Since	Chief Executive	7	None
11988 El Camino Real,		February	Officer, Brandes
Suite 600		2012	Investment Partners
San Diego, CA 92130			& Co.; Managing
(Age 51)			Director − PMCS of
Brandes Investment
Partners, L.P., the
investment advisor
to the Funds
(the “Advisor”).

Jeff Busby, CFA	Trustee	Since	Executive Director	7	None
11988 El Camino Real,	and	July	of the Advisor.
Suite 600	President	2006
San Diego, CA 92130
(Age 53)

Officers of the Trust

Thomas M. Quinlan	Secretary	Since	Associate General	N/A	N/A
11988 El Camino Real,		June	Counsel of the
Suite 600		2003	Advisor.
San Diego, CA 92130
(Age 43)

Gary Iwamura, CPA	Treasurer	Since	Finance Director	N/A	N/A
11988 El Camino Real,		September	of the Advisor.
Suite 600		1997
San Diego, CA 92130
(Age 57)

George Stevens	Chief	Since	Director, Beacon	N/A	N/A
11988 El Camino Real,	Compliance	January	Hill Fund Services,
Suite 600	Officer	2010	Inc.
San Diego, CA 92130
(Age 63)
__________

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

33

ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 600
San Diego, CA 92130
800.331.2979

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017

LEGAL COUNSEL

Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant undertakes to provide to any person without charge, upon request, a copy of such code of ethics by mail when they call the registrant at 1-800-331-2979.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Robert Fitzgerald is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refers to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refers to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refers to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit services, audit-related services, tax services and other services by the principal accountant.

	FYE 9/30/2014	FYE 9/30/2013
Audit Fees	$215,206	$229,300
Audit-Related Fees	None	None
Tax Fees	$48,237	$46,382
All Other Fees	None	None

The registrant’s audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser for the last two years.

Non-Audit Related Fees	FYE 9/30/2014	FYE 9/30/2013
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
No changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) occurred during the second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the registrant’s Form N-CSR filed January 7, 2005.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Brandes Investment Trust

By (Signature and Title)*                    /s/ Jeff Busby
Jeff Busby, President

Date     December 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Jeff Busby
Jeff Busby, President

Date     December 3, 2014

By (Signature and Title)*                    /s/ Gary Iwamura
Gary Iwamura, Treasurer

Date     December 3, 2014

* Print the name and title of each signing officer under his or her signature.